Exhibit 99.1 Global. Connected. Sustainable. INVESTOR PRESENTATION JANUARY 2020 Digital Realty the trusted foundation | powering your digital ambitions Note: This document is not an offer to sell or solicitation to buy securities of Digital Realty Trust, Inc. or its subsidiaries. Any offers to sell or solicitation to buy securities of Digital Realty Trust, Inc. or its subsidiaries shall be made only by means of a prospectus approved for that purpose. The combination with InterXion Holding N.V. is expected to close later this year, subject to approval by shareholders of both InterXion and Digital Realty and satisfaction of other customary closing conditions. There can be no assurance that the combination with InterXion will be consummated on the anticipated schedule or at all. Please see the risks described under the heading “Risks Related to the InterXion Tender Offer” in the Combined Quarterly Report filed on Form 8-k by Digital Realty Trust, Inc. and Digital Realty Trust, L.P. on November 8, 2019.Exhibit 99.1 Global. Connected. Sustainable. INVESTOR PRESENTATION JANUARY 2020 Digital Realty the trusted foundation | powering your digital ambitions Note: This document is not an offer to sell or solicitation to buy securities of Digital Realty Trust, Inc. or its subsidiaries. Any offers to sell or solicitation to buy securities of Digital Realty Trust, Inc. or its subsidiaries shall be made only by means of a prospectus approved for that purpose. The combination with InterXion Holding N.V. is expected to close later this year, subject to approval by shareholders of both InterXion and Digital Realty and satisfaction of other customary closing conditions. There can be no assurance that the combination with InterXion will be consummated on the anticipated schedule or at all. Please see the risks described under the heading “Risks Related to the InterXion Tender Offer” in the Combined Quarterly Report filed on Form 8-k by Digital Realty Trust, Inc. and Digital Realty Trust, L.P. on November 8, 2019.

AGENDA DIGITAL REALTY GLOBAL PLATFORM 1 Leading Global Data Center Platform with Sustainable Competitive Advantages INDUSTRY LEADING SUSTAINABILITY Dedicated to Sustainability Initiatives as an Integral Part of 2 Digital Realty’s Corporate Strategy CONSERVATIVE FINANCIAL STRATEGY Committed to Maintaining a Strong Investment Grade 3 Balance Sheet DIGITAL REALTY | 2AGENDA DIGITAL REALTY GLOBAL PLATFORM 1 Leading Global Data Center Platform with Sustainable Competitive Advantages INDUSTRY LEADING SUSTAINABILITY Dedicated to Sustainability Initiatives as an Integral Part of 2 Digital Realty’s Corporate Strategy CONSERVATIVE FINANCIAL STRATEGY Committed to Maintaining a Strong Investment Grade 3 Balance Sheet DIGITAL REALTY | 2

Digital Realty Global Platform Leading Global Data Center Platform with Sustainable Competitive Advantages DIGITAL REALTY | 3Digital Realty Global Platform Leading Global Data Center Platform with Sustainable Competitive Advantages DIGITAL REALTY | 3

GLOBAL provider dedicated to the full customer spectrum from ENTERPRISE colocation to HYPERSCALE 2,000+ 2,000+ 265 ~80k ~135k ~55k Digital Realty Interxion (1) DATA CENTERS Digital Realty TOTAL Interxion CUSTOMERS CUSTOMERS (2) CROSS-CONNECTS INTERCONNECTION COLOCATION SCALE HYPERSCALE (5) EQUITY & ENTERPRISE VALUE TOP 10 PUBLICLY TRADED U.S. REIT INVESTMENT GRADE RATINGS EQUITY MARKET LARGEST PUBLICLY th BBB (2) (2)(4) $33 Bn 6 CAPITALIZATION TRADED U.S. REIT Baa2 ENTERPRISE ADDED TO THE 2016 (2)(3) $47 Bn VALUE S&P 500 INDEX BBB MAY Note: Data as of September 30, 2019 for Digital Realty and Interxion, unless otherwise noted. 1) Pro forma for consummation of the Interxion combination and the sale of certain properties to and joint venture with Mapletree. Includes 41 data centers held as investments in unconsolidated joint ventures and excludes 12 data centers held for sale. 2) Pro forma for consummation of the Interxion combination. 3) Total enterprise value calculated as the market value of common equity, plus liquidation value of preferred equity and total debt at balance sheet carrying value. 4) U.S. REITs within the RMZ. Ranked by market cap as of September 30, 2019. Source: FactSet 5) These credit ratings may not reflect the potential impact of risks relating to the structure or trading of the Company’s securities and are provided solely for informational purposes. Credit ratings are not recommendations to buy, sell or hold any security, and may be revised or withdrawn at any time by the issuing organization in its sole discretion. The Company does not undertake any obligation to maintain the DIGITAL REALTY | 4 ratings or to advise of any change in ratings. Each agency’s rating should be evaluated independently of any other agency’s rating. An explanation of the significance of the ratings may be obtained from each of the rating agencies.GLOBAL provider dedicated to the full customer spectrum from ENTERPRISE colocation to HYPERSCALE 2,000+ 2,000+ 265 ~80k ~135k ~55k Digital Realty Interxion (1) DATA CENTERS Digital Realty TOTAL Interxion CUSTOMERS CUSTOMERS (2) CROSS-CONNECTS INTERCONNECTION COLOCATION SCALE HYPERSCALE (5) EQUITY & ENTERPRISE VALUE TOP 10 PUBLICLY TRADED U.S. REIT INVESTMENT GRADE RATINGS EQUITY MARKET LARGEST PUBLICLY th BBB (2) (2)(4) $33 Bn 6 CAPITALIZATION TRADED U.S. REIT Baa2 ENTERPRISE ADDED TO THE 2016 (2)(3) $47 Bn VALUE S&P 500 INDEX BBB MAY Note: Data as of September 30, 2019 for Digital Realty and Interxion, unless otherwise noted. 1) Pro forma for consummation of the Interxion combination and the sale of certain properties to and joint venture with Mapletree. Includes 41 data centers held as investments in unconsolidated joint ventures and excludes 12 data centers held for sale. 2) Pro forma for consummation of the Interxion combination. 3) Total enterprise value calculated as the market value of common equity, plus liquidation value of preferred equity and total debt at balance sheet carrying value. 4) U.S. REITs within the RMZ. Ranked by market cap as of September 30, 2019. Source: FactSet 5) These credit ratings may not reflect the potential impact of risks relating to the structure or trading of the Company’s securities and are provided solely for informational purposes. Credit ratings are not recommendations to buy, sell or hold any security, and may be revised or withdrawn at any time by the issuing organization in its sole discretion. The Company does not undertake any obligation to maintain the DIGITAL REALTY | 4 ratings or to advise of any change in ratings. Each agency’s rating should be evaluated independently of any other agency’s rating. An explanation of the significance of the ratings may be obtained from each of the rating agencies.

Serving a Social Purpose Delivering Sustainable Growth for All Stakeholders ENVIRONMENTAL SOCIAL GOVERNANCE 2019 NAREIT Committed to enhancing the well- Minimum stock Leader in the Light being of our stockholders, ownership requirements Award for Data Centers 2015 customers, employees, vendors, instituted for directors and communities and management “Green Star” ranking Gave shareholders the from 2019 Global Real ability to propose Estate Sustainability Disaster recovery assistance and 2018 amendments to the Benchmark (GRESB) community reinvestment bylaws programs 2018 Green Lease Leader recognition from the IMT and U.S. (1) Gave shareholders DOE’s Better Buildings 2019 proxy access Alliance Employee gift-matching program 324 MW of utility-scale and paid time off for volunteering Enhanced Board of renewable energy Directors diversity by contracted since 2016; 100% renewable power 2020 adding two new for EMEA portfolio and Directors (2) US retail colocation 1) Institute of Market Transformation (IMT) and United States Department of Energy (U.S. DOE). 2) As of October 31, 2019. DIGITAL REALTY | 5Serving a Social Purpose Delivering Sustainable Growth for All Stakeholders ENVIRONMENTAL SOCIAL GOVERNANCE 2019 NAREIT Committed to enhancing the well- Minimum stock Leader in the Light being of our stockholders, ownership requirements Award for Data Centers 2015 customers, employees, vendors, instituted for directors and communities and management “Green Star” ranking Gave shareholders the from 2019 Global Real ability to propose Estate Sustainability Disaster recovery assistance and 2018 amendments to the Benchmark (GRESB) community reinvestment bylaws programs 2018 Green Lease Leader recognition from the IMT and U.S. (1) Gave shareholders DOE’s Better Buildings 2019 proxy access Alliance Employee gift-matching program 324 MW of utility-scale and paid time off for volunteering Enhanced Board of renewable energy Directors diversity by contracted since 2016; 100% renewable power 2020 adding two new for EMEA portfolio and Directors (2) US retail colocation 1) Institute of Market Transformation (IMT) and United States Department of Energy (U.S. DOE). 2) As of October 31, 2019. DIGITAL REALTY | 5

Next Generation Drivers The Second Wave of Cloud (1) (2) ARTIFICIAL INTELLIGENCE MARKET FORECAST INTERNET OF THINGS (IoT) MARKET FORECAST $90 (IoT Units Installed in millions) ($ in billions) $71 20,415 $53 45% 34% CAGR (‘16 - ‘25) CAGR (‘16 - ‘20) $38 11,197 $26 8,381 $17 6,382 $11 $7 $5 $3 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2016 2017 2018 2020 (3) (4) AUTONOMOUS VEHICLES MARKET FORECAST VIRTUAL/AUGMENTED REALITY MARKET FORECAST $193 ($ in billions) (shipments in thousands) 569 512 ($ in billions) 426 37% 78% CAGR (‘18 - ‘25) CAGR (‘16 - ‘22) 320 213 149 107 64 $20 $14 $12 $6 2018 2019 2020 2021 2022 2023 2024 2025 2016 2017 2018 2019 2022 1) Source: Statista – June 2018 3) Source: BI Intelligence Estimates, 2017 2) Source: Gartner – January 2017 4) Source: IDC; Statista estimates, December 2018 DIGITAL REALTY | 6Next Generation Drivers The Second Wave of Cloud (1) (2) ARTIFICIAL INTELLIGENCE MARKET FORECAST INTERNET OF THINGS (IoT) MARKET FORECAST $90 (IoT Units Installed in millions) ($ in billions) $71 20,415 $53 45% 34% CAGR (‘16 - ‘25) CAGR (‘16 - ‘20) $38 11,197 $26 8,381 $17 6,382 $11 $7 $5 $3 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2016 2017 2018 2020 (3) (4) AUTONOMOUS VEHICLES MARKET FORECAST VIRTUAL/AUGMENTED REALITY MARKET FORECAST $193 ($ in billions) (shipments in thousands) 569 512 ($ in billions) 426 37% 78% CAGR (‘18 - ‘25) CAGR (‘16 - ‘22) 320 213 149 107 64 $20 $14 $12 $6 2018 2019 2020 2021 2022 2023 2024 2025 2016 2017 2018 2019 2022 1) Source: Statista – June 2018 3) Source: BI Intelligence Estimates, 2017 2) Source: Gartner – January 2017 4) Source: IDC; Statista estimates, December 2018 DIGITAL REALTY | 6

Covering the Waterfront Over 250 Data Centers across more than 40 Metro Areas Seattle Minneapolis / St. Paul Toronto Portland Boston New York Metro San Francisco Stockholm Denver Northern Silicon Valley Chicago Virginia Seoul Los Angeles Phoenix Tokyo Copenhagen Charlotte Osaka Dallas Atlanta Manchester Austin Amsterdam Houston Brussels Miami Düsseldorf Hong Kong Dublin London Fortaleza Frankfurt Vienna Zurich Campinas Paris Rio de Janeiro Geneva Singapore Sao Paulo Santiago Marseille Sydney Madrid Melbourne (1) (2) (2) Geographically Diversified Primarily Unencumbered Primarily Owned Real Estate Latin America 2% Encumbered 6% Asia Pacific Leased 7% 5% Europe 27% North Unencumbered Owned America 94% 93% 66% Note: Represents consolidated portfolio and investments in our unconsolidated joint ventures at our ownership percentages. Pro Forma for consummation of the Interxion combination. 1) Pro forma for consummation of the Interxion combination. Calculated based on total operating revenues for the quarterly period ended September 30, 2019. 2) Pro forma for consummation of the Interxion combination. Calculation based on square feet as of September 30, 2019, comprising net rentable square feet, space under active development and space held for development for Digital Realty and maximum equippable space for Interxion. DIGITAL REALTY | 7Covering the Waterfront Over 250 Data Centers across more than 40 Metro Areas Seattle Minneapolis / St. Paul Toronto Portland Boston New York Metro San Francisco Stockholm Denver Northern Silicon Valley Chicago Virginia Seoul Los Angeles Phoenix Tokyo Copenhagen Charlotte Osaka Dallas Atlanta Manchester Austin Amsterdam Houston Brussels Miami Düsseldorf Hong Kong Dublin London Fortaleza Frankfurt Vienna Zurich Campinas Paris Rio de Janeiro Geneva Singapore Sao Paulo Santiago Marseille Sydney Madrid Melbourne (1) (2) (2) Geographically Diversified Primarily Unencumbered Primarily Owned Real Estate Latin America 2% Encumbered 6% Asia Pacific Leased 7% 5% Europe 27% North Unencumbered Owned America 94% 93% 66% Note: Represents consolidated portfolio and investments in our unconsolidated joint ventures at our ownership percentages. Pro Forma for consummation of the Interxion combination. 1) Pro forma for consummation of the Interxion combination. Calculated based on total operating revenues for the quarterly period ended September 30, 2019. 2) Pro forma for consummation of the Interxion combination. Calculation based on square feet as of September 30, 2019, comprising net rentable square feet, space under active development and space held for development for Digital Realty and maximum equippable space for Interxion. DIGITAL REALTY | 7

Strategic Transaction to Position Combined Company as Leading Global Provider of Data Center Solutions A Digital Realty Company HIGHLY STRATEGIC AND LEADERSHIP AND COMPLEMENTARY COMBINATION CORPORATE GOVERNANCE • Digital Realty CEO A. William Stein will serve as CEO of the combined company Globally Expanding Connected • Digital Realty CFO Andrew P. Power will serve as CFO of the combined company Communities of Interest • Interxion CEO David Ruberg will serve as the Chief Executive of the combined company’s Europe, Middle East & Africa (EMEA) business, which will be branded “Interxion, a Digital Realty company” at the close of the transaction Complementary European Footprint and • Mr. Ruberg will lead the combined company’s effort to organize and execute Product Offering a program to identify and develop high-value communities of interest across the combined company’s platform • He will play a leadership role on certain of the combined company’s key global customer accounts, bringing to bear his longstanding relationships and Enhances Ability to Serve Multinational thought leadership Customers on a Global Scale PRUDENTLY FINANCED Combined Development Capacity Provides Significant Embedded Growth Potential • 100% stock-for-stock acquisition • 0.7067x fixed exchange ratio (1) • Combined ownership: ~80% Digital Realty / ~20% Interxion Creates Substantial Anticipated Cost • Expect Interxion debt to be refinanced with investment grade corporate bonds (2) Efficiencies and Financial Benefits and proceeds from other financings • Combined company to benefit from access to lower cost of capital 1) Based on assumed combined share count of 272.7 million, which is 217.7 million fully diluted shares outstanding for Digital Realty plus 54.9 million shares to be issued to Interxion shareholders (based on 77.7 million fully diluted shares outstanding, including the acceleration of equity awards, at a 0.7067x exchange ratio). DIGITAL REALTY | 8 2) This presentation is not an offer to sell or solicitation to buy securities of Digital Realty Trust, Inc. or Digital Realty Trust, L.P.Strategic Transaction to Position Combined Company as Leading Global Provider of Data Center Solutions A Digital Realty Company HIGHLY STRATEGIC AND LEADERSHIP AND COMPLEMENTARY COMBINATION CORPORATE GOVERNANCE • Digital Realty CEO A. William Stein will serve as CEO of the combined company Globally Expanding Connected • Digital Realty CFO Andrew P. Power will serve as CFO of the combined company Communities of Interest • Interxion CEO David Ruberg will serve as the Chief Executive of the combined company’s Europe, Middle East & Africa (EMEA) business, which will be branded “Interxion, a Digital Realty company” at the close of the transaction Complementary European Footprint and • Mr. Ruberg will lead the combined company’s effort to organize and execute Product Offering a program to identify and develop high-value communities of interest across the combined company’s platform • He will play a leadership role on certain of the combined company’s key global customer accounts, bringing to bear his longstanding relationships and Enhances Ability to Serve Multinational thought leadership Customers on a Global Scale PRUDENTLY FINANCED Combined Development Capacity Provides Significant Embedded Growth Potential • 100% stock-for-stock acquisition • 0.7067x fixed exchange ratio (1) • Combined ownership: ~80% Digital Realty / ~20% Interxion Creates Substantial Anticipated Cost • Expect Interxion debt to be refinanced with investment grade corporate bonds (2) Efficiencies and Financial Benefits and proceeds from other financings • Combined company to benefit from access to lower cost of capital 1) Based on assumed combined share count of 272.7 million, which is 217.7 million fully diluted shares outstanding for Digital Realty plus 54.9 million shares to be issued to Interxion shareholders (based on 77.7 million fully diluted shares outstanding, including the acceleration of equity awards, at a 0.7067x exchange ratio). DIGITAL REALTY | 8 2) This presentation is not an offer to sell or solicitation to buy securities of Digital Realty Trust, Inc. or Digital Realty Trust, L.P.

Growing EMEA Data Center Market Opportunity: Substantial Opportunity Ahead in EMEA ILLUSTRATIVE DATA CENTER DEMAND North Europe America Interxion presence No direct presence United States 497mm 626mm Population Population Netherlands $22Tn $20Tn UK 2018 GDP 2018 GDP Ireland France 520+ 400+ Germany Denmark Data Center Data Center Belgium (1) Providers Providers Switzerland Austria Sweden Russia Spain Italy $13Bn $9Bn 2018 2018 Poland (2) (2) (2) Addressable Market Addressable Market Size of Bubbles = 2018 Data Center Spend Sources: IHS, Oxford Economics, 451 Research, Synergy Research Group and Company Filings. 2018 DATA CENTER SPEND AS A % OF 2018 GDP 1) Represents EMEA. 2) Based on 2018 data center spend per Synergy Research Group. DIGITAL REALTY | 9Growing EMEA Data Center Market Opportunity: Substantial Opportunity Ahead in EMEA ILLUSTRATIVE DATA CENTER DEMAND North Europe America Interxion presence No direct presence United States 497mm 626mm Population Population Netherlands $22Tn $20Tn UK 2018 GDP 2018 GDP Ireland France 520+ 400+ Germany Denmark Data Center Data Center Belgium (1) Providers Providers Switzerland Austria Sweden Russia Spain Italy $13Bn $9Bn 2018 2018 Poland (2) (2) (2) Addressable Market Addressable Market Size of Bubbles = 2018 Data Center Spend Sources: IHS, Oxford Economics, 451 Research, Synergy Research Group and Company Filings. 2018 DATA CENTER SPEND AS A % OF 2018 GDP 1) Represents EMEA. 2) Based on 2018 data center spend per Synergy Research Group. DIGITAL REALTY | 9

Current Interxion Presence 54 (1) Data Centers 13 Metro Areas Communities of Interest Deliver Significant Customer Value 11 CONNECTIVITY PLATFORMS ENTERPRISES Countries 295MW (2) Equipped Capacity 900+ (3) Employees Note: Figures as of September 30, 2019 for Interxion, unless noted otherwise. 1) Represents data centers in operation. 2) Includes 78 megawatts related to announced developments of new data centers and the build-out of existing data centers under construction. 3) Headcount for all full-time and part-time employees as of September 30, 2019. Count excludes external staff, whether hired on a permanent or temporary basis. DIGITAL REALTY | 10Current Interxion Presence 54 (1) Data Centers 13 Metro Areas Communities of Interest Deliver Significant Customer Value 11 CONNECTIVITY PLATFORMS ENTERPRISES Countries 295MW (2) Equipped Capacity 900+ (3) Employees Note: Figures as of September 30, 2019 for Interxion, unless noted otherwise. 1) Represents data centers in operation. 2) Includes 78 megawatts related to announced developments of new data centers and the build-out of existing data centers under construction. 3) Headcount for all full-time and part-time employees as of September 30, 2019. Count excludes external staff, whether hired on a permanent or temporary basis. DIGITAL REALTY | 10

Manchester| Combined Stockholm| 38k NRSF EMEA 13MW Dublin| Presence 17MW Copenhagen| A Digital Realty Company 8MW London| 107MW Brussels| Amsterdam| 7MW 99MW Paris| 26MW Dusseldorf| 4MW Marseille| 30+ 94 23MW CLOUD ON-RAMPS (1) Frankfurt| Data Centers 90MW Indicates presence Vienna| of one or more 26MW cloud on-ramps 15 Note: MW shown reflects Madrid| Geneva| Zurich| equipped capacity Metro Areas 12MW 59k NRSF 13MW Complementary European Footprint (2)(4) (4) (2)(4) 11 Countries A Digital Realty Company Growing 7% Markets: 9% Dublin, 21% 28% 24% 28% Madrid, Stockholm, ~445MW STRENGTH IN Balanced STRENGTH IN Vienna, Zurich 19% (2) Mainland London Across Equipped Capacity 11% Europe 3% Portfolio 65% 23% 24% 17% 21% ~1,200 London Netherlands Germany France Other Note: Data as of 3Q19 for Digital Realty and Interxion. (3) Employees 1) Represents data centers in operation. 2) Includes 78 megawatts related to announced developments of new data centers and the build-out of existing data centers under construction. 3) Headcount for all full-time and part-time employees as of September 30, 2019. Count excludes external staff, whether hired on a permanent or temporary basis. 4) Based on equipped megawatt capacity. DIGITAL REALTY | 11Manchester| Combined Stockholm| 38k NRSF EMEA 13MW Dublin| Presence 17MW Copenhagen| A Digital Realty Company 8MW London| 107MW Brussels| Amsterdam| 7MW 99MW Paris| 26MW Dusseldorf| 4MW Marseille| 30+ 94 23MW CLOUD ON-RAMPS (1) Frankfurt| Data Centers 90MW Indicates presence Vienna| of one or more 26MW cloud on-ramps 15 Note: MW shown reflects Madrid| Geneva| Zurich| equipped capacity Metro Areas 12MW 59k NRSF 13MW Complementary European Footprint (2)(4) (4) (2)(4) 11 Countries A Digital Realty Company Growing 7% Markets: 9% Dublin, 21% 28% 24% 28% Madrid, Stockholm, ~445MW STRENGTH IN Balanced STRENGTH IN Vienna, Zurich 19% (2) Mainland London Across Equipped Capacity 11% Europe 3% Portfolio 65% 23% 24% 17% 21% ~1,200 London Netherlands Germany France Other Note: Data as of 3Q19 for Digital Realty and Interxion. (3) Employees 1) Represents data centers in operation. 2) Includes 78 megawatts related to announced developments of new data centers and the build-out of existing data centers under construction. 3) Headcount for all full-time and part-time employees as of September 30, 2019. Count excludes external staff, whether hired on a permanent or temporary basis. 4) Based on equipped megawatt capacity. DIGITAL REALTY | 11

Globally Expanding Connected Communities of Interest MARSEILLE AMSTERDAM LIVE EVENTS TELECOMS CONTENT COMMS HUB HUB SUBSEA SATELLITE CABLES COMMS GAMING CLOUD WEB HOSTING DIGITAL AGENCIES 150 11 120 AMS-IX Carriers CDNs & Content Network Internet Platforms Providers Exchange FRANKFURT LONDON IT SERVICE PROVIDERS TRADING PARTNERS CLOUD FINANCIAL HUB HUB HYBRID FINANCIAL CLOUD TRADING ACCESS PLATFORM ENTERPRISES CLOUD CLOUD CONNECTIVITY 600+ DE-CIX 120+ 85+ Carriers / Internet Enterprises Network ISPs Exchange Providers Note: Data as of October 2019. Marseille and Frankfurt represent Interxion data centers and Amsterdam and London represent Digital Realty data centers. DIGITAL REALTY | 12Globally Expanding Connected Communities of Interest MARSEILLE AMSTERDAM LIVE EVENTS TELECOMS CONTENT COMMS HUB HUB SUBSEA SATELLITE CABLES COMMS GAMING CLOUD WEB HOSTING DIGITAL AGENCIES 150 11 120 AMS-IX Carriers CDNs & Content Network Internet Platforms Providers Exchange FRANKFURT LONDON IT SERVICE PROVIDERS TRADING PARTNERS CLOUD FINANCIAL HUB HUB HYBRID FINANCIAL CLOUD TRADING ACCESS PLATFORM ENTERPRISES CLOUD CLOUD CONNECTIVITY 600+ DE-CIX 120+ 85+ Carriers / Internet Enterprises Network ISPs Exchange Providers Note: Data as of October 2019. Marseille and Frankfurt represent Interxion data centers and Amsterdam and London represent Digital Realty data centers. DIGITAL REALTY | 12

Enhances Ability to Serve Multinational Customers on a Global Scale Enhanced capabilities to solve the public- and 2,000+ 2,000+ hybrid-cloud requirements of a global Digital Realty Customers Interxion Customers customer base Note: Data as of September 30, 2019 for Digital Realty Trust and Interxion. DIGITAL REALTY | 13Enhances Ability to Serve Multinational Customers on a Global Scale Enhanced capabilities to solve the public- and 2,000+ 2,000+ hybrid-cloud requirements of a global Digital Realty Customers Interxion Customers customer base Note: Data as of September 30, 2019 for Digital Realty Trust and Interxion. DIGITAL REALTY | 13

Diverse and Global Platform Benefits of Size and Scale on Display (1) (3) SIZE AND ADJUSTED EBITDA MARGIN TOTAL ENTERPRISE VALUE ($ in Billions) DLR + INXN EQIX CONE QTS COR $60 Lighter Shading Denotes % of Revenue Outside North America (1) Margin % $47 60% APAC Most comprehensive $10 58% $7 $5 product suite at the most efficient cost structure EMEA with over 30% of revenue (2) 265 DLR + INXN EQIX CONE COR QTS outside the Americas 55% Metro Areas Countries GLOBAL REACH Americas 23 20 25 5 4 1 53% 47 53 44 26 50% APAC 14 13 204 8 48% Americas EMEA DLR + INXN EQIX QTS CONE CORE Note: Market data as of January 3, 2020. Portfolio and balance sheet data as of September 30, 2019, per public filings. 1) Adjusted EBITDA margin is Adjusted EBITDA as a percentage of total operating revenues. DLR + INXN margin based on pro forma information for the nine months ended September 30, 2019. Other company margin based on most recent reported quarterly Adjusted EBITDA 45% as a percent of total operating revenues for the quarter ended September 30, 2019. Companies may define Adjusted EBITDA and total operating revenue differently. Accordingly, such data for these companies and DLR may not be comparable. 0 50 100 150 200 250 300 350 2) Pro forma for consummation of the Interxion combination and the sale of certain properties to and joint venture with Mapletree. Includes 41 data centers held as investments in unconsolidated joint ventures and excludes 12 data centers held for sale. 3) TEV defined as the sum of the market value of equity, debt, the liquidation value of preferred stock, and non-OP non controlling interest, minus Number of Data Centers cash and cash equivalents; adjusted for subsequent capital markets events. Debt includes pro rata share of unconsolidated joint venture debt. DIGITAL REALTY | 14Diverse and Global Platform Benefits of Size and Scale on Display (1) (3) SIZE AND ADJUSTED EBITDA MARGIN TOTAL ENTERPRISE VALUE ($ in Billions) DLR + INXN EQIX CONE QTS COR $60 Lighter Shading Denotes % of Revenue Outside North America (1) Margin % $47 60% APAC Most comprehensive $10 58% $7 $5 product suite at the most efficient cost structure EMEA with over 30% of revenue (2) 265 DLR + INXN EQIX CONE COR QTS outside the Americas 55% Metro Areas Countries GLOBAL REACH Americas 23 20 25 5 4 1 53% 47 53 44 26 50% APAC 14 13 204 8 48% Americas EMEA DLR + INXN EQIX QTS CONE CORE Note: Market data as of January 3, 2020. Portfolio and balance sheet data as of September 30, 2019, per public filings. 1) Adjusted EBITDA margin is Adjusted EBITDA as a percentage of total operating revenues. DLR + INXN margin based on pro forma information for the nine months ended September 30, 2019. Other company margin based on most recent reported quarterly Adjusted EBITDA 45% as a percent of total operating revenues for the quarter ended September 30, 2019. Companies may define Adjusted EBITDA and total operating revenue differently. Accordingly, such data for these companies and DLR may not be comparable. 0 50 100 150 200 250 300 350 2) Pro forma for consummation of the Interxion combination and the sale of certain properties to and joint venture with Mapletree. Includes 41 data centers held as investments in unconsolidated joint ventures and excludes 12 data centers held for sale. 3) TEV defined as the sum of the market value of equity, debt, the liquidation value of preferred stock, and non-OP non controlling interest, minus Number of Data Centers cash and cash equivalents; adjusted for subsequent capital markets events. Debt includes pro rata share of unconsolidated joint venture debt. DIGITAL REALTY | 14

Strong Combined Capitalization and Balance Sheet Enhanced Access to and Overall Cost of Capital Accretive to long-term growth and expected to further improve balance sheet strength Summary Capitalization Estimated (1) Current Price Current Price Combined Stock Price (As of 1/3/2020) $84.36 $119.94 $119.94 (2) x Fully-Diluted Shares Outstanding (mm) 78 218 273 Equity Market Capitalization $6,558 $26,114 $32,703 (3) + Net Debt (Incl. JV Debt at Pro-Rata Share) $1,240 $11,676 $12,916 + Preferred Stock (at Liquidation Preference) – 1,111 1,111 + Non-OP Noncontrolling Interests – 42 42 Total Enterprise Value $7,797 $38,944 $46,773 (4) Net Debt / Total Enterprise Value 15.9% 30.0% 27.6% (5) Net Debt / Adjusted EBITDA 4.0x 6.1x 5.8x (5)(6) Adjusted Net Debt / Adjusted EBITDA 4.0x 5.0x 4.9x Credit Rating (Moody's / S&P) B1/BB Baa2/BBB Note: USD in millions except per share figures. Balance sheet figures as of September 30, 2019. 1) Interxion figures reflect EUR / USD exchange rate of 1.117x, as of January 3, 2020. 2) Incremental 54.9 million shares to be issued to Interxion shareholders (based on 77.7 million fully diluted shares outstanding, including the acceleration of equity awards, at a 0.7067x exchange ratio). 3) Interxion debt includes $1,330mm of senior notes, $72mm of mortgages, $56mm of financial lease liabilities and $206mm of cash and cash equivalents. Digital Realty debt includes $10,924mm of consolidated debt, $169mm of capital leases, $591mm of pro rata JV debt and $7mm of cash and cash equivalents. 4) Total enterprise value calculated as the market value of common equity, plus liquidation value of preferred equity and total debt at balance sheet carrying value. 5) Calculated as total debt at balance sheet carrying value, plus finance lease obligations (finance lease liabilities shown for Interxion), plus share of unconsolidated JV debt, less unrestricted cash and cash equivalents divided by the product of Adjusted EBITDA (including share of joint venture EBITDA). Adjusted EBITDA for Interxion and Digital Realty as of last quarter annualized 3Q 2019 and Adjusted EBITDA for Combined Company as of nine months ended September 30, 2019 annualized (Interxion adjusted to exclude stock-based compensation and cash rent expense, to provide comparable leverage metric). Estimated combined metrics do not account for potential synergies. Net Debt and Adjusted EBITDA are non-GAAP financial measures. For a description of Net Debt and Adjusted EBITDA and the calculation of these ratios, see the Appendix. Interxion Net Debt and Adjusted EBITDA figures are calculated under Digital Realty’s methodology and assuming Interxion financial information comprising such calculations was prepared under GAAP on the same basis as Digital Realty. Interxion information is based on estimates and is for illustrative purposes only. Any IFRS conversion of Interxion financial information to GAAP may result in material differences. 6) Digital Realty figures adjusted for Mapletree transactions and forward equity offering. Reflects expected proceeds of $1.1Bn from full physical settlement of the forward equity offering, and $1.4Bn from the Mapletree transactions, with proceeds used to repay debt under our global revolving credit facilities, and an $86 million reduction to Adjusted EBITDA. DIGITAL REALTY | 15Strong Combined Capitalization and Balance Sheet Enhanced Access to and Overall Cost of Capital Accretive to long-term growth and expected to further improve balance sheet strength Summary Capitalization Estimated (1) Current Price Current Price Combined Stock Price (As of 1/3/2020) $84.36 $119.94 $119.94 (2) x Fully-Diluted Shares Outstanding (mm) 78 218 273 Equity Market Capitalization $6,558 $26,114 $32,703 (3) + Net Debt (Incl. JV Debt at Pro-Rata Share) $1,240 $11,676 $12,916 + Preferred Stock (at Liquidation Preference) – 1,111 1,111 + Non-OP Noncontrolling Interests – 42 42 Total Enterprise Value $7,797 $38,944 $46,773 (4) Net Debt / Total Enterprise Value 15.9% 30.0% 27.6% (5) Net Debt / Adjusted EBITDA 4.0x 6.1x 5.8x (5)(6) Adjusted Net Debt / Adjusted EBITDA 4.0x 5.0x 4.9x Credit Rating (Moody's / S&P) B1/BB Baa2/BBB Note: USD in millions except per share figures. Balance sheet figures as of September 30, 2019. 1) Interxion figures reflect EUR / USD exchange rate of 1.117x, as of January 3, 2020. 2) Incremental 54.9 million shares to be issued to Interxion shareholders (based on 77.7 million fully diluted shares outstanding, including the acceleration of equity awards, at a 0.7067x exchange ratio). 3) Interxion debt includes $1,330mm of senior notes, $72mm of mortgages, $56mm of financial lease liabilities and $206mm of cash and cash equivalents. Digital Realty debt includes $10,924mm of consolidated debt, $169mm of capital leases, $591mm of pro rata JV debt and $7mm of cash and cash equivalents. 4) Total enterprise value calculated as the market value of common equity, plus liquidation value of preferred equity and total debt at balance sheet carrying value. 5) Calculated as total debt at balance sheet carrying value, plus finance lease obligations (finance lease liabilities shown for Interxion), plus share of unconsolidated JV debt, less unrestricted cash and cash equivalents divided by the product of Adjusted EBITDA (including share of joint venture EBITDA). Adjusted EBITDA for Interxion and Digital Realty as of last quarter annualized 3Q 2019 and Adjusted EBITDA for Combined Company as of nine months ended September 30, 2019 annualized (Interxion adjusted to exclude stock-based compensation and cash rent expense, to provide comparable leverage metric). Estimated combined metrics do not account for potential synergies. Net Debt and Adjusted EBITDA are non-GAAP financial measures. For a description of Net Debt and Adjusted EBITDA and the calculation of these ratios, see the Appendix. Interxion Net Debt and Adjusted EBITDA figures are calculated under Digital Realty’s methodology and assuming Interxion financial information comprising such calculations was prepared under GAAP on the same basis as Digital Realty. Interxion information is based on estimates and is for illustrative purposes only. Any IFRS conversion of Interxion financial information to GAAP may result in material differences. 6) Digital Realty figures adjusted for Mapletree transactions and forward equity offering. Reflects expected proceeds of $1.1Bn from full physical settlement of the forward equity offering, and $1.4Bn from the Mapletree transactions, with proceeds used to repay debt under our global revolving credit facilities, and an $86 million reduction to Adjusted EBITDA. DIGITAL REALTY | 15

Proven Track Record of Sustainable Growth Disciplined Financial Management through the Cycle 2009 Combined Company Better/ Worse % Change (1) Properties / Data Centers 82 265 223% p (2) Total Enterprise Value $6.6 billion $46.8 billion 609% p th th RMZ Rank 15 6 10 levels p Fortune 50 Software Top Tenant (% ABR) Savvis (9.8%) (200 bps) (3)q Company (7.8%) (3) Top 20 Tenant Concentration (% of ABR) 56.7% 53.7% (300 bps) q (1) Metro Areas 27 metro areas 44 metro areas 63% p (4) (5) Net Debt / Adj. EBITDA 4.2x 4.9x 17% p (5) Adj. EBITDA / Fixed Charges 2.6x 4.3x 65% p (6) % Unhedged Variable Rate Debt 12% 16% 400 bps p Secured Debt / Total Asset Value 21% < 1% (2,000 bps) q (3) Moody's / S&P / Fitch Baa2 / BBB / BBB Baa2 / BBB / BBB No Change tu Note: Data for 2009 is DLR as of December 31, 2009 and for Combined Company is as of September 30, 2019. 1) 2009 includes one property held through investments in an unconsolidated joint venture. 3Q19 includes 41 properties held through investments in unconsolidated joint ventures and excludes 12 data centers held for sale. 2) Total enterprise value calculated as the market value of common equity, plus liquidation value of preferred equity and total debt at balance sheet carrying value. 3) Does not reflect the consummation of the Interxion combination. 4) Calculated as total debt at balance sheet carrying value, plus finance lease obligations (finance lease liabilities shown for Interxion), plus share of unconsolidated JV debt, less unrestricted cash and cash equivalents divided by the product of Adjusted EBITDA (including share of joint venture EBITDA). Adjusted EBITDA for Digital Realty for the 2009 period as of last quarter annualized 4Q 2009 and Adjusted EBITDA for Combined Company as of nine months ended September 30, 2019 annualized (Interxion adjusted to exclude stock- based compensation and cash rent expense, to provide comparable leverage metric). Estimated combined metrics do not account for potential synergies. Net Debt and Adjusted EBITDA are non-GAAP financial measures. For a description of Net Debt and Adjusted EBITDA and the calculation of these ratios, see the Appendix. Interxion Net Debt and Adjusted EBITDA figures are calculated under Digital Realty’s methodology and assuming Interxion financial information comprising such calculations was prepared under GAAP on the same basis as Digital Realty. Interxion information is based on estimates and is for illustrative purposes only. Any IFRS conversion of Interxion financial information to GAAP may result in material differences. 5) As adjusted for the following assumptions: The full physical settlement of the $1.1 billion forward equity offering on or before September 25, 2020; and the consummation of the sale and joint venture transactions with Mapletree; and the proceeds therefrom repaying borrowings under our global revolving credit facilities. As reported Net Debt / LQA Adj. EBITDA for 3Q19 was 6.1x. As reported fixed charge coverage for 3Q19 was 4.3x. 6) Pro forma for the consummation of the Interxion combination and based on Interxion debt disclosure as of December 31, 2018. DIGITAL REALTY | 16 RATINGS DEBT RATIOS SIZE & DIVERSIFICATIONProven Track Record of Sustainable Growth Disciplined Financial Management through the Cycle 2009 Combined Company Better/ Worse % Change (1) Properties / Data Centers 82 265 223% p (2) Total Enterprise Value $6.6 billion $46.8 billion 609% p th th RMZ Rank 15 6 10 levels p Fortune 50 Software Top Tenant (% ABR) Savvis (9.8%) (200 bps) (3)q Company (7.8%) (3) Top 20 Tenant Concentration (% of ABR) 56.7% 53.7% (300 bps) q (1) Metro Areas 27 metro areas 44 metro areas 63% p (4) (5) Net Debt / Adj. EBITDA 4.2x 4.9x 17% p (5) Adj. EBITDA / Fixed Charges 2.6x 4.3x 65% p (6) % Unhedged Variable Rate Debt 12% 16% 400 bps p Secured Debt / Total Asset Value 21% < 1% (2,000 bps) q (3) Moody's / S&P / Fitch Baa2 / BBB / BBB Baa2 / BBB / BBB No Change tu Note: Data for 2009 is DLR as of December 31, 2009 and for Combined Company is as of September 30, 2019. 1) 2009 includes one property held through investments in an unconsolidated joint venture. 3Q19 includes 41 properties held through investments in unconsolidated joint ventures and excludes 12 data centers held for sale. 2) Total enterprise value calculated as the market value of common equity, plus liquidation value of preferred equity and total debt at balance sheet carrying value. 3) Does not reflect the consummation of the Interxion combination. 4) Calculated as total debt at balance sheet carrying value, plus finance lease obligations (finance lease liabilities shown for Interxion), plus share of unconsolidated JV debt, less unrestricted cash and cash equivalents divided by the product of Adjusted EBITDA (including share of joint venture EBITDA). Adjusted EBITDA for Digital Realty for the 2009 period as of last quarter annualized 4Q 2009 and Adjusted EBITDA for Combined Company as of nine months ended September 30, 2019 annualized (Interxion adjusted to exclude stock- based compensation and cash rent expense, to provide comparable leverage metric). Estimated combined metrics do not account for potential synergies. Net Debt and Adjusted EBITDA are non-GAAP financial measures. For a description of Net Debt and Adjusted EBITDA and the calculation of these ratios, see the Appendix. Interxion Net Debt and Adjusted EBITDA figures are calculated under Digital Realty’s methodology and assuming Interxion financial information comprising such calculations was prepared under GAAP on the same basis as Digital Realty. Interxion information is based on estimates and is for illustrative purposes only. Any IFRS conversion of Interxion financial information to GAAP may result in material differences. 5) As adjusted for the following assumptions: The full physical settlement of the $1.1 billion forward equity offering on or before September 25, 2020; and the consummation of the sale and joint venture transactions with Mapletree; and the proceeds therefrom repaying borrowings under our global revolving credit facilities. As reported Net Debt / LQA Adj. EBITDA for 3Q19 was 6.1x. As reported fixed charge coverage for 3Q19 was 4.3x. 6) Pro forma for the consummation of the Interxion combination and based on Interxion debt disclosure as of December 31, 2018. DIGITAL REALTY | 16 RATINGS DEBT RATIOS SIZE & DIVERSIFICATION

INDUSTRY LEADING SUSTAINABILITY Dedicated to Sustainability Initiatives as an Integral Part of Digital Realty’s Corporate Strategy DIGITAL REALTY | 17INDUSTRY LEADING SUSTAINABILITY Dedicated to Sustainability Initiatives as an Integral Part of Digital Realty’s Corporate Strategy DIGITAL REALTY | 17

Industry Leading Sustainability Track Record and Commitment to Leading Practices Management and Award-Winning Thought Leadership Industry-Leading Track Record of Organizational Data Center Designs and Innovation in Clean Energy Sustainable Project Commitment to and Third-Party Energy Efficiency Solutions Investment Sustainability Certification INDUSTRY LEADING SUSTAINABILITY • Successfully allocated • Full-time REIT/ • 324 MW of renewable • 60+ green building • US DoE Better $493 million of sustainability expertise wind and solar projects certifications globally, Building’s Challenge for proceeds from data in-house under contract in the totaling 600+ MW of data centers - center industry’s first US IT capacity exceeded savings target • Board oversight and USD green bond in 2015 ahead of schedule senior executive with • 60 MW of green tariffs • 23% of global portfolio sustainability • Successful track record • First data center • 100% renewable has received one or management of Energy Star industry Euro green power for EMEA more certifications responsibility accreditation; certified bond issued in 2019 portfolio and US retail 70% of US stabilized (€1.075 billion) • Integrated cross- colocation portfolio and managed portfolio functional teams by kW • TCFD-aligned GRI- compliant ESG report DIGITAL REALTY | 18Industry Leading Sustainability Track Record and Commitment to Leading Practices Management and Award-Winning Thought Leadership Industry-Leading Track Record of Organizational Data Center Designs and Innovation in Clean Energy Sustainable Project Commitment to and Third-Party Energy Efficiency Solutions Investment Sustainability Certification INDUSTRY LEADING SUSTAINABILITY • Successfully allocated • Full-time REIT/ • 324 MW of renewable • 60+ green building • US DoE Better $493 million of sustainability expertise wind and solar projects certifications globally, Building’s Challenge for proceeds from data in-house under contract in the totaling 600+ MW of data centers - center industry’s first US IT capacity exceeded savings target • Board oversight and USD green bond in 2015 ahead of schedule senior executive with • 60 MW of green tariffs • 23% of global portfolio sustainability • Successful track record • First data center • 100% renewable has received one or management of Energy Star industry Euro green power for EMEA more certifications responsibility accreditation; certified bond issued in 2019 portfolio and US retail 70% of US stabilized (€1.075 billion) • Integrated cross- colocation portfolio and managed portfolio functional teams by kW • TCFD-aligned GRI- compliant ESG report DIGITAL REALTY | 18

Commitment to Sustainability A Strong Foundation and Consistent Progress Our sustainability work is coordinated across our business to inform our strategy, align with customer priorities, and engage stakeholders GREEN BUILDINGS RENEWABLE ENERGY ENERGY CONSERVATION More completed green building Leading global consumer of Exceeded PUE target ahead of certifications than any other data renewable energy schedule for Better Buildings center developer among data center providers Challenge for Data Centers Level of Green Building Certification Achieved Certified Platinum 1.7m 70% 6% 324MW 60MW 10% of US Stabilized Nameplate Utility Green MWh and Managed Capacity of Tariffs with New Estimated Annual 59% Portfolio by kW Silver Contracted Off-Site Renewables Energy Savings Among 35% has an Energy Renewables Platinum or Gold Energy Star Properties Star Certification 49% Gold Equivalent DIGITAL REALTY | 19Commitment to Sustainability A Strong Foundation and Consistent Progress Our sustainability work is coordinated across our business to inform our strategy, align with customer priorities, and engage stakeholders GREEN BUILDINGS RENEWABLE ENERGY ENERGY CONSERVATION More completed green building Leading global consumer of Exceeded PUE target ahead of certifications than any other data renewable energy schedule for Better Buildings center developer among data center providers Challenge for Data Centers Level of Green Building Certification Achieved Certified Platinum 1.7m 70% 6% 324MW 60MW 10% of US Stabilized Nameplate Utility Green MWh and Managed Capacity of Tariffs with New Estimated Annual 59% Portfolio by kW Silver Contracted Off-Site Renewables Energy Savings Among 35% has an Energy Renewables Platinum or Gold Energy Star Properties Star Certification 49% Gold Equivalent DIGITAL REALTY | 19

Commitment to Sustainability Supporting Customers’ Sustainability Goals (1) 100% Renewable Energy Goals Customer Sustainability Programs Half of Digital Realty’s Top 20 Customers Significant Overlap with Digital Realty’s Programs • 13 of our top-20 customers have renewable energy (1) goals • Half of our top-20 customers have 100% renewable (1) energy targets • Other notable customer commitments • AT&T announced 820MW of renewable energy deals in 2018 • DXC Technology has an operational 112MW wind Fortune 25 power contract Investment Grade-Rated • Several top customers have active Energy Star Company programs and green building certification policies Fortune 50 Fortune 500 Software Company SaaS Provider 1) Based on customers’ publicly available disclosure. DIGITAL REALTY | 20Commitment to Sustainability Supporting Customers’ Sustainability Goals (1) 100% Renewable Energy Goals Customer Sustainability Programs Half of Digital Realty’s Top 20 Customers Significant Overlap with Digital Realty’s Programs • 13 of our top-20 customers have renewable energy (1) goals • Half of our top-20 customers have 100% renewable (1) energy targets • Other notable customer commitments • AT&T announced 820MW of renewable energy deals in 2018 • DXC Technology has an operational 112MW wind Fortune 25 power contract Investment Grade-Rated • Several top customers have active Energy Star Company programs and green building certification policies Fortune 50 Fortune 500 Software Company SaaS Provider 1) Based on customers’ publicly available disclosure. DIGITAL REALTY | 20

European Sustainability Initiatives ~$265mm of Green Spend and 100% Sourced Renewable Energy EUROPEAN BREEAM-CERTIFIED GREEN BUILDINGS DATA CENTER FOOTPRINT ~$265mm INDUSTRY LEADING Construction Green Spend in EMEA SUSTAINABILITY Unit 1, Power Avenue, Manor Royal, Crawley, Phase 1 Surrey, UK Grange Castle, Nangor Road (Profile Dublin, Park) Ireland Completed Amsterdam, De President Business Park Netherlands Unit 1, Power Avenue, Manor Royal, Crawley, Phase 2 Surrey, UK RENEWABLE ENERGY of Digital Realty’s European Footprint is 4 3 Powered by Data Centers Metro Areas 100% Renewable Energy Sources DIGITAL REALTY | 21European Sustainability Initiatives ~$265mm of Green Spend and 100% Sourced Renewable Energy EUROPEAN BREEAM-CERTIFIED GREEN BUILDINGS DATA CENTER FOOTPRINT ~$265mm INDUSTRY LEADING Construction Green Spend in EMEA SUSTAINABILITY Unit 1, Power Avenue, Manor Royal, Crawley, Phase 1 Surrey, UK Grange Castle, Nangor Road (Profile Dublin, Park) Ireland Completed Amsterdam, De President Business Park Netherlands Unit 1, Power Avenue, Manor Royal, Crawley, Phase 2 Surrey, UK RENEWABLE ENERGY of Digital Realty’s European Footprint is 4 3 Powered by Data Centers Metro Areas 100% Renewable Energy Sources DIGITAL REALTY | 21

Green Bond Experience Strong Track Record JUNE 2015 GREEN BOND First Data Center $493mm Total Allocation Industry Green Bond (Net Proceeds from Issuance) “Sustainalytics is of the opinion that the Digital Realty Green Bond Framework is JANUARY 2019 GREEN BOND credible and impactful, and aligns with the four core components of the Green Bond Principles 2017.” First Data Center €845mm Total Allocation Sustainalytics Second Party Opinion May 24, 2018 Industry Euro Green (Net Proceeds from Issuance) Bond ▪ Digital Realty’s Green Bond Framework is aligned with: FEBRUARY 2019 GREEN BOND • Green Bond Principles, 2017 • UN Sustainable Development Goals, Tap of January Euro €230mm 2015 Total Allocation Green Bond • GRESB Green Bond Guidelines, 2016 (Net Proceeds from Issuance) DIGITAL REALTY | 22Green Bond Experience Strong Track Record JUNE 2015 GREEN BOND First Data Center $493mm Total Allocation Industry Green Bond (Net Proceeds from Issuance) “Sustainalytics is of the opinion that the Digital Realty Green Bond Framework is JANUARY 2019 GREEN BOND credible and impactful, and aligns with the four core components of the Green Bond Principles 2017.” First Data Center €845mm Total Allocation Sustainalytics Second Party Opinion May 24, 2018 Industry Euro Green (Net Proceeds from Issuance) Bond ▪ Digital Realty’s Green Bond Framework is aligned with: FEBRUARY 2019 GREEN BOND • Green Bond Principles, 2017 • UN Sustainable Development Goals, Tap of January Euro €230mm 2015 Total Allocation Green Bond • GRESB Green Bond Guidelines, 2016 (Net Proceeds from Issuance) DIGITAL REALTY | 22

Conservative Financial Strategy Committed to Maintaining a Strong Investment Grade Balance Sheet DIGITAL REALTY | 23Conservative Financial Strategy Committed to Maintaining a Strong Investment Grade Balance Sheet DIGITAL REALTY | 23

Committed to Conservative Capital Structure Growing Enterprise Value While Improving Credit Metrics CREDIT METRICS CAPITAL STRUCTURE (1) (2) (2)(3) Net Debt / LQA Adjusted EBITDA Fixed Charge Coverage 5.5x 5.3x 5.2x 5.2x 5.2x 5.1x 5.0x 5.0x 4.8x 4.4x 4.3x 4.3x 4.2x 4.2x 27% 4.1x 4.1x Debt Equity Debt Preferred $2.6Bn (5) Revolver Capacity (4) (5) (4) (5) (5) (4) (5) (4) 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 As Reported As Adjusted As Reported As Adjusted Note: As of September 30, 2019 except as noted and on a standalone basis for Digital Realty. See Appendix for calculation of ratios. 1) Net debt is calculated as total debt at balance sheet carrying value, plus capital lease obligations, plus our share of unconsolidated JV debt, less unrestricted cash and cash equivalents. 2) Adjusted EBITDA is a non-GAAP financial measure. LQA Adj. EBITDA is last quarter Adjusted EBITDA (inclusive of our share of JV EBITDA) multiplied by four. For a description of Adjusted EBITDA, see the Appendix. 3) Calculated as Adjusted EBITDA divided by fixed charges. Fixed charges consist of GAAP interest expense, capitalized interest, scheduled debt principal payments and preferred dividends. 4) As adjusted for the following assumptions and management’s estimates: as if the closing of the Ascenty acquisition and Brookfield joint venture had occurred on the first day of Q418 (thereby including in Adjusted EBITDA Digital Realty's 49% of Ascenty's full-quarter operations for all of 4Q18 and 1Q19); and as if the $1.1 billion forward equity agreements had been physically settled in full and the proceeds of such settlement were applied to repay outstanding revolver borrowings during Q418 (thereby reducing outstanding indebtedness by $1.1 billion). As reported, 4Q18 and 1Q19 Net Debt/LQA Adj. EBITDA would have been 6.2x and 5.5x, respectively, and Fixed Charge Coverage ratios would have been 4.0x and 3.6x, respectively. 5) As adjusted for the following assumptions: The full physical settlement of the $1.1 billion forward equity offering on or before September 25, 2020; and the consummation of the sale and joint venture transactions with Mapletree; and the proceeds therefrom repaying borrowings under our global revolving credit facilities. As reported Net Debt / LQA Adj. EBITDA for 2Q19 and 3Q19 was 6.1x and 6.1x, respectively. As reported fixed charge coverage for 2Q19 and 3Q19 was 4.2x and 4.3x, respectively. DIGITAL REALTY | 24Committed to Conservative Capital Structure Growing Enterprise Value While Improving Credit Metrics CREDIT METRICS CAPITAL STRUCTURE (1) (2) (2)(3) Net Debt / LQA Adjusted EBITDA Fixed Charge Coverage 5.5x 5.3x 5.2x 5.2x 5.2x 5.1x 5.0x 5.0x 4.8x 4.4x 4.3x 4.3x 4.2x 4.2x 27% 4.1x 4.1x Debt Equity Debt Preferred $2.6Bn (5) Revolver Capacity (4) (5) (4) (5) (5) (4) (5) (4) 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 As Reported As Adjusted As Reported As Adjusted Note: As of September 30, 2019 except as noted and on a standalone basis for Digital Realty. See Appendix for calculation of ratios. 1) Net debt is calculated as total debt at balance sheet carrying value, plus capital lease obligations, plus our share of unconsolidated JV debt, less unrestricted cash and cash equivalents. 2) Adjusted EBITDA is a non-GAAP financial measure. LQA Adj. EBITDA is last quarter Adjusted EBITDA (inclusive of our share of JV EBITDA) multiplied by four. For a description of Adjusted EBITDA, see the Appendix. 3) Calculated as Adjusted EBITDA divided by fixed charges. Fixed charges consist of GAAP interest expense, capitalized interest, scheduled debt principal payments and preferred dividends. 4) As adjusted for the following assumptions and management’s estimates: as if the closing of the Ascenty acquisition and Brookfield joint venture had occurred on the first day of Q418 (thereby including in Adjusted EBITDA Digital Realty's 49% of Ascenty's full-quarter operations for all of 4Q18 and 1Q19); and as if the $1.1 billion forward equity agreements had been physically settled in full and the proceeds of such settlement were applied to repay outstanding revolver borrowings during Q418 (thereby reducing outstanding indebtedness by $1.1 billion). As reported, 4Q18 and 1Q19 Net Debt/LQA Adj. EBITDA would have been 6.2x and 5.5x, respectively, and Fixed Charge Coverage ratios would have been 4.0x and 3.6x, respectively. 5) As adjusted for the following assumptions: The full physical settlement of the $1.1 billion forward equity offering on or before September 25, 2020; and the consummation of the sale and joint venture transactions with Mapletree; and the proceeds therefrom repaying borrowings under our global revolving credit facilities. As reported Net Debt / LQA Adj. EBITDA for 2Q19 and 3Q19 was 6.1x and 6.1x, respectively. As reported fixed charge coverage for 2Q19 and 3Q19 was 4.2x and 4.3x, respectively. DIGITAL REALTY | 24

Matching the Duration of Assets and Liabilities Clear Runway on the Left, No Bar Too Tall on the Right DEBT PROFILE (1)(2) AS ADJUSTED DEBT MATURITY (U.S. $ in billions) Pro Rata Share of JV Debt Secured Mortgage Debt Unsecured Senior Notes (3) Unsecured Term Loan Unsecured Credit Facilities Unsecured Green Bonds Unsecured 99% Contemplated Offerings Secured Unsecured 6.6 YEARS $1.6 Fixed Weighted Avg. $1.5 $1.5 82% (1)(2) $1.3 Maturity Floating $1.2 $1.2 Fixed $1.2 $1.1 $1.0 € € € £ € USD € £ £ £ € £ $0.0 $0.0 $0.0 GBP ¥ 50% 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 USD Euro Other Note: As of September 30, 2019 on a standalone basis for Digital Realty. 1) Assumes exercise of extension options. Includes Digital Realty’s pro rata share of six unconsolidated joint venture loans and debt securities. 2) As adjusted for the following assumptions: €500mm notes due 2028 issued in October 2019; the full physical settlement of the $1.1 billion forward equity offering on or before September 25, 2020; and the consummation of the sale and joint venture transactions with Mapletree; and the proceeds therefrom repaying borrowings under our global revolving credit facilities. 3) Includes Yen Facility. DIGITAL REALTY | 25Matching the Duration of Assets and Liabilities Clear Runway on the Left, No Bar Too Tall on the Right DEBT PROFILE (1)(2) AS ADJUSTED DEBT MATURITY (U.S. $ in billions) Pro Rata Share of JV Debt Secured Mortgage Debt Unsecured Senior Notes (3) Unsecured Term Loan Unsecured Credit Facilities Unsecured Green Bonds Unsecured 99% Contemplated Offerings Secured Unsecured 6.6 YEARS $1.6 Fixed Weighted Avg. $1.5 $1.5 82% (1)(2) $1.3 Maturity Floating $1.2 $1.2 Fixed $1.2 $1.1 $1.0 € € € £ € USD € £ £ £ € £ $0.0 $0.0 $0.0 GBP ¥ 50% 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 USD Euro Other Note: As of September 30, 2019 on a standalone basis for Digital Realty. 1) Assumes exercise of extension options. Includes Digital Realty’s pro rata share of six unconsolidated joint venture loans and debt securities. 2) As adjusted for the following assumptions: €500mm notes due 2028 issued in October 2019; the full physical settlement of the $1.1 billion forward equity offering on or before September 25, 2020; and the consummation of the sale and joint venture transactions with Mapletree; and the proceeds therefrom repaying borrowings under our global revolving credit facilities. 3) Includes Yen Facility. DIGITAL REALTY | 25

Stringent Acquisition Criteria Market Fundamentals, Accessibility, Stability and Risk 2012 2015 2016 2017 2018 2019 Sentrum European DuPont Fabros Portfolio Telx Acquisition Portfolio Technology Ascenty Interxion Three assets in London 20 assets in 13 metro Eight assets in Europe 12 assets and six Eight assets and six 54 assets and 78MW areas across the U.S. development projects development projects in under construction across across the U.S. Brazil 11 European countries June 26, 2012: July 14, 2015: May 16, 2016 June 9, 2017: September 24, 2018: October 29, 2019: Announced $1.1 billion Announced $1.9 billion Announced $875 million Announced $7.6 billion Announced $1.8 billion Announced $8.2 billion acquisition acquisition acquisition acquisition acquisition and JV acquisition June 26, 2012: July 14, 2015: May 16, 2016: June 9, 2017: September 24, 2018: October 29, 2019: Announced $800 million Announced $700 million Announced $1.4 billion 100% stock-for-stock Announced $1.1 billion 100% stock-for-stock equity offering equity offering equity offering transaction equity offering transaction DIGITAL REALTY | 26Stringent Acquisition Criteria Market Fundamentals, Accessibility, Stability and Risk 2012 2015 2016 2017 2018 2019 Sentrum European DuPont Fabros Portfolio Telx Acquisition Portfolio Technology Ascenty Interxion Three assets in London 20 assets in 13 metro Eight assets in Europe 12 assets and six Eight assets and six 54 assets and 78MW areas across the U.S. development projects development projects in under construction across across the U.S. Brazil 11 European countries June 26, 2012: July 14, 2015: May 16, 2016 June 9, 2017: September 24, 2018: October 29, 2019: Announced $1.1 billion Announced $1.9 billion Announced $875 million Announced $7.6 billion Announced $1.8 billion Announced $8.2 billion acquisition acquisition acquisition acquisition acquisition and JV acquisition June 26, 2012: July 14, 2015: May 16, 2016: June 9, 2017: September 24, 2018: October 29, 2019: Announced $800 million Announced $700 million Announced $1.4 billion 100% stock-for-stock Announced $1.1 billion 100% stock-for-stock equity offering equity offering equity offering transaction equity offering transaction DIGITAL REALTY | 26

Consistent Access to Capital Portfolio Growth Financed by Match-Funding Access to Capital in Multiple Currencies Allows Digital Realty to Match-Fund across Global Portfolio (2) THE FULL MENU OF CAPITAL OPTIONS EQUITY RAISED SINCE 2009 TOP 25 U.S. REIT BOND ISSUERS Amount USD in millions USD in billions Company Outstanding Common Equity Issuance Dispositions Preferred Equity Issuance 1. Simon Property Group Inc $18.6 2. American Tower $18.1 • Unsecured Senior Notes 3. Crown Castle $12.0 • U.S. Dollar Bonds 4. Welltower $10.8 • Sterling Bonds $10.5 5. Ventas Inc • Euro Bonds Recent and Pending $10.1 6. Digital Realty Trust Transactions: • Private Placement Unsecured $9.9 7. Prologis Inc Debt Notes • Closed $1.0 bn JV with 8. Boston Properties $9.2 $16Bn • Multi-Currency Global Credit Mapletree 9. Healthpeak Properties $7.4 OF EQUITY Facility • Closing disposition of 10 10. Equity Residential $7.2 RAISED SINCE PBB properties to • Unsecured Term Loan 11. Alexandria Real Estate Equities Inc $7.0 (1) 2009 Mapletree for $557 mm • Property-Level Secured Debt 12. AvalonBay Communities Inc $6.2 • $1.1 bn of undrawn equity 13. Realty Income $5.9 forwards 14. Hospitality Properties Trust $5.4 $4.7 15. Kimco Realty $4.6 16. Weyerhaeuser • Perpetual Preferred Equity Preferred $6,627 $4.2 17. Essex Property Trust Inc Equity • Convertible Preferred Equity $1,923 18. Brixmor Property Group Inc $4.2 $1,526 19. W.P. Carey $3.9 $1,396 $1,179 20. Omega Healthcare Investors $3.9 $1,077 • Common Equity 21. Host Hotels & Resorts $3.5 $750 • ATM $613 $543 $546 22. Mid-America Apartment Communities $3.3 Equity • Asset Sales 23. VEREIT $3.3 $84 • Joint Venture Capital 24. Duke Realty Corp $3.2 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 25. National Retail Properties $2.9 Note: As of January 2, 2020. 1) Includes marketed equity offerings and equity issued under the ATM equity programs. As adjusted to include proceeds of $811mm from sale of assets to the JV with Mapletree in November 2019 and $557mm from the pending sale of assets to Mapletree. 2) Source: Bloomberg; includes U.S. REIT IG credits. Amount o/s includes only senior unsecured instruments. Includes securities issued in foreign currencies. Amount o/s is shown in USD using the FX rate for the issue date of each security. DIGITAL REALTY | 27Consistent Access to Capital Portfolio Growth Financed by Match-Funding Access to Capital in Multiple Currencies Allows Digital Realty to Match-Fund across Global Portfolio (2) THE FULL MENU OF CAPITAL OPTIONS EQUITY RAISED SINCE 2009 TOP 25 U.S. REIT BOND ISSUERS Amount USD in millions USD in billions Company Outstanding Common Equity Issuance Dispositions Preferred Equity Issuance 1. Simon Property Group Inc $18.6 2. American Tower $18.1 • Unsecured Senior Notes 3. Crown Castle $12.0 • U.S. Dollar Bonds 4. Welltower $10.8 • Sterling Bonds $10.5 5. Ventas Inc • Euro Bonds Recent and Pending $10.1 6. Digital Realty Trust Transactions: • Private Placement Unsecured $9.9 7. Prologis Inc Debt Notes • Closed $1.0 bn JV with 8. Boston Properties $9.2 $16Bn • Multi-Currency Global Credit Mapletree 9. Healthpeak Properties $7.4 OF EQUITY Facility • Closing disposition of 10 10. Equity Residential $7.2 RAISED SINCE PBB properties to • Unsecured Term Loan 11. Alexandria Real Estate Equities Inc $7.0 (1) 2009 Mapletree for $557 mm • Property-Level Secured Debt 12. AvalonBay Communities Inc $6.2 • $1.1 bn of undrawn equity 13. Realty Income $5.9 forwards 14. Hospitality Properties Trust $5.4 $4.7 15. Kimco Realty $4.6 16. Weyerhaeuser • Perpetual Preferred Equity Preferred $6,627 $4.2 17. Essex Property Trust Inc Equity • Convertible Preferred Equity $1,923 18. Brixmor Property Group Inc $4.2 $1,526 19. W.P. Carey $3.9 $1,396 $1,179 20. Omega Healthcare Investors $3.9 $1,077 • Common Equity 21. Host Hotels & Resorts $3.5 $750 • ATM $613 $543 $546 22. Mid-America Apartment Communities $3.3 Equity • Asset Sales 23. VEREIT $3.3 $84 • Joint Venture Capital 24. Duke Realty Corp $3.2 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 25. National Retail Properties $2.9 Note: As of January 2, 2020. 1) Includes marketed equity offerings and equity issued under the ATM equity programs. As adjusted to include proceeds of $811mm from sale of assets to the JV with Mapletree in November 2019 and $557mm from the pending sale of assets to Mapletree. 2) Source: Bloomberg; includes U.S. REIT IG credits. Amount o/s includes only senior unsecured instruments. Includes securities issued in foreign currencies. Amount o/s is shown in USD using the FX rate for the issue date of each security. DIGITAL REALTY | 27

Credit Metrics Compare Favorably to Blue Chip REITs Strong Credit Statistics in Relation to International Comparables (1) 15.0x Net Debt / Adjusted EBITDA 13.7x 10.6x 10.5x 10.2x 10.0x 8.4x 5.8x (3) 5.4x 5.2x 5.0x 5.1x 4.1x 3.9x 5.0x 0.0x PLD AMT DLR SPG WPC CONE WELL Klepierre Hammerson Vonovia Unibail Gecina (2) Interest Coverage 9.2x 10.0x 7.9x 8.0x 6.5x 6.1x 5.8x 5.4x 5.3x 6.0x 5.0x 4.9x (3) 4.4x 3.8x 3.4x 4.0x 2.0x 0.0x PLD Klepierre CONE AMT Unibail SPG Gecina WPC Vonovia DLR WELL Hammerson US REIT Comparables International Comparables Company AMT CONE PLD SPG WELL WPC Gecina Vonovia Hammerson Klepierre Unibail S&P BBB BBB- BBB- A- A BBB+ BBB A- BBB+ NR A- A Moody's Baa2 Baa3 Ba1 A3 A2 Baa1 Baa2 A3 NR Baa1 NR A2 Source: All based on Company calculations of publicly available information as of 09/30/2019, except for Unibail, Klepierre, Gecina, and Hammerson which are as of 06/30/2019. (1) Net debt / LQA Adj. EBITDA as reported for AMT, CONE, DLR, SPG, WELL, and WPC. Net debt / LQA Adj. EBITDA calculated for PLD and Vonovia. Net debt / LHA Adj. EBITDA calculated for Klepierre, Gecina, and Unibail. Net debt / EBITDA as reported on a 12 months rolling basis for Hammerson. (2) Fixed charge coverage ratio as reported for DLR, PLD, SPG, WELL, and WPC. Interest coverage ratio as reported for Gecina, Hammerson, Klepierre, Unibail, and Vonovia. Calculated as Adjusted EBITDA divided by GAAP interest expense for AMT, and CONE. (3) As adjusted for the following assumptions: The full physical settlement of the $1.1 billion forward equity offering on or before September 25, 2020; and the consummation of the sale and joint venture transactions with Mapletree; and the proceeds therefrom repaying borrowings under our global revolving credit facilities. As reported Net Debt / LQA Adj. EBITDA for 3Q19 was 6.1x. As reported fixed charge coverage for 3Q19 was 4.3x. DIGITAL REALTY | 28Credit Metrics Compare Favorably to Blue Chip REITs Strong Credit Statistics in Relation to International Comparables (1) 15.0x Net Debt / Adjusted EBITDA 13.7x 10.6x 10.5x 10.2x 10.0x 8.4x 5.8x (3) 5.4x 5.2x 5.0x 5.1x 4.1x 3.9x 5.0x 0.0x PLD AMT DLR SPG WPC CONE WELL Klepierre Hammerson Vonovia Unibail Gecina (2) Interest Coverage 9.2x 10.0x 7.9x 8.0x 6.5x 6.1x 5.8x 5.4x 5.3x 6.0x 5.0x 4.9x (3) 4.4x 3.8x 3.4x 4.0x 2.0x 0.0x PLD Klepierre CONE AMT Unibail SPG Gecina WPC Vonovia DLR WELL Hammerson US REIT Comparables International Comparables Company AMT CONE PLD SPG WELL WPC Gecina Vonovia Hammerson Klepierre Unibail S&P BBB BBB- BBB- A- A BBB+ BBB A- BBB+ NR A- A Moody's Baa2 Baa3 Ba1 A3 A2 Baa1 Baa2 A3 NR Baa1 NR A2 Source: All based on Company calculations of publicly available information as of 09/30/2019, except for Unibail, Klepierre, Gecina, and Hammerson which are as of 06/30/2019. (1) Net debt / LQA Adj. EBITDA as reported for AMT, CONE, DLR, SPG, WELL, and WPC. Net debt / LQA Adj. EBITDA calculated for PLD and Vonovia. Net debt / LHA Adj. EBITDA calculated for Klepierre, Gecina, and Unibail. Net debt / EBITDA as reported on a 12 months rolling basis for Hammerson. (2) Fixed charge coverage ratio as reported for DLR, PLD, SPG, WELL, and WPC. Interest coverage ratio as reported for Gecina, Hammerson, Klepierre, Unibail, and Vonovia. Calculated as Adjusted EBITDA divided by GAAP interest expense for AMT, and CONE. (3) As adjusted for the following assumptions: The full physical settlement of the $1.1 billion forward equity offering on or before September 25, 2020; and the consummation of the sale and joint venture transactions with Mapletree; and the proceeds therefrom repaying borrowings under our global revolving credit facilities. As reported Net Debt / LQA Adj. EBITDA for 3Q19 was 6.1x. As reported fixed charge coverage for 3Q19 was 4.3x. DIGITAL REALTY | 28

Disciplined Financial Strategy Key Credit Highlights 1. Leading Global Data Center Platform 265 Growing worldwide demand from a diversified customer base (1) Data Centers Globally 2. Sustainable Competitive Advantages New supply requires significant capital and specialized expertise 2,000+ 2,000+ Digital Realty Interxion CUSTOMERS CUSTOMERS 3. Cash Flow Strength and Stability Long-term leases to high-credit quality customers with strong retention >50% of Customers (2) 4. Conservative Financial Strategy Investment Grade or Equivalent Committed to maintaining a strong investment grade balance sheet BBB / Baa2 / BBB 5. Proven Management Team Technical expertise combined with disciplined investment management approach Note: As of September 30, 2019. 1) Pro forma for consummation of the Interxion combination and the sale of certain properties to and joint venture with Mapletree. Includes 41 data centers held as investments in unconsolidated joint ventures and excludes 12 data centers held for sale. 2) Calculation based on annualized base rents (monthly contractual cash base rent before abatements) under existing leases as of September 30, 2019 multiplied by 12. Based on the credit ratings of Digital Realty’s top 100 customers against total ABR of $2.3 billion. Credit ratings from S&P, Moody’s and Fitch reflect credit ratings of customer parent entity. There can be no assurance that a customer parent entity will satisfy the customer’s lease obligations upon such customer’s default. Excludes Interxion customers. DIGITAL REALTY | 29Disciplined Financial Strategy Key Credit Highlights 1. Leading Global Data Center Platform 265 Growing worldwide demand from a diversified customer base (1) Data Centers Globally 2. Sustainable Competitive Advantages New supply requires significant capital and specialized expertise 2,000+ 2,000+ Digital Realty Interxion CUSTOMERS CUSTOMERS 3. Cash Flow Strength and Stability Long-term leases to high-credit quality customers with strong retention >50% of Customers (2) 4. Conservative Financial Strategy Investment Grade or Equivalent Committed to maintaining a strong investment grade balance sheet BBB / Baa2 / BBB 5. Proven Management Team Technical expertise combined with disciplined investment management approach Note: As of September 30, 2019. 1) Pro forma for consummation of the Interxion combination and the sale of certain properties to and joint venture with Mapletree. Includes 41 data centers held as investments in unconsolidated joint ventures and excludes 12 data centers held for sale. 2) Calculation based on annualized base rents (monthly contractual cash base rent before abatements) under existing leases as of September 30, 2019 multiplied by 12. Based on the credit ratings of Digital Realty’s top 100 customers against total ABR of $2.3 billion. Credit ratings from S&P, Moody’s and Fitch reflect credit ratings of customer parent entity. There can be no assurance that a customer parent entity will satisfy the customer’s lease obligations upon such customer’s default. Excludes Interxion customers. DIGITAL REALTY | 29

Appendix DIGITAL REALTY | 30Appendix DIGITAL REALTY | 30

Sustainability Case Study Franklin Park Data Center Campus Efficiency Results Franklin Park, IL INDUSTRY LEADING 9.8mm SUSTAINABILITY kWh Annualized Energy Savings 1.3PUE vs. 1.5 PUE Baseline $687k Rebate Check from Local Utility DIGITAL REALTY | 31Sustainability Case Study Franklin Park Data Center Campus Efficiency Results Franklin Park, IL INDUSTRY LEADING 9.8mm SUSTAINABILITY kWh Annualized Energy Savings 1.3PUE vs. 1.5 PUE Baseline $687k Rebate Check from Local Utility DIGITAL REALTY | 31

Sustainability Case Study Focus On Additionality Commitment to Renewable Energy 20MW Solar 324MW Nameplate Capacity of Contracted Renewables 1,00,000 MWh of Annual Output 88MW and 76MW Wind 740,000 Metric Tons of CO Emissions Avoided 2 DIGITAL REALTY | 32Sustainability Case Study Focus On Additionality Commitment to Renewable Energy 20MW Solar 324MW Nameplate Capacity of Contracted Renewables 1,00,000 MWh of Annual Output 88MW and 76MW Wind 740,000 Metric Tons of CO Emissions Avoided 2 DIGITAL REALTY | 32

Sustainability Case Study Energy and Water Conservation EFFICIENCY RESULTS 100 Delawanna Avenue Clifton, New Jersey 3.8mm Liters of Water Conserved 10% Energy Savings 545kg Build-Up Removed from Cooling Towers $100k Annualized Cost Reductions DIGITAL REALTY | 33Sustainability Case Study Energy and Water Conservation EFFICIENCY RESULTS 100 Delawanna Avenue Clifton, New Jersey 3.8mm Liters of Water Conserved 10% Energy Savings 545kg Build-Up Removed from Cooling Towers $100k Annualized Cost Reductions DIGITAL REALTY | 33

Appendix Additional Information Additional Information and Where to Find It This communication is for information purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any proxy, vote or approval with respect to the proposed transaction or otherwise, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the proposed transactions, Digital Realty has filed a Registration Statement on Form S-4 with the U.S. Securities and Exchange Commission (the “SEC”), that includes a proxy statement of Digital Realty, which also constitutes a prospectus of Digital Realty. After the registration statement is declared effective by the SEC, Digital Realty intends to mail a definitive proxy statement/prospectus to shareholders of Digital Realty and Digital Realty intends to cause its subsidiary to file a Tender Offer Statement on Schedule TO (the “Schedule TO”) with the SEC and soon thereafter Interxion intends to file a Solicitation/Recommendation Statement on Schedule 14D-9 (the “Schedule 14D-9”) with respect to the tender offer. The tender offer for the outstanding shares of Interxion referred to in this document has not yet commenced. The solicitation and offer to purchase shares of Interxion will only be made pursuant to the Schedule TO and related exchange offer prospectus. This material is not a substitute for the proxy statement/prospectus, the Schedule TO, the Schedule 14D-9 or the Registration Statement or for any other document that Digital Realty or Interxion may file with the SEC and send to Digital Realty’s stockholders or Interxion’s shareholders in connection with the proposed transactions. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION OR DECISION WITH RESPECT TO THE TENDER OFFER, WE URGE INVESTORS OF DIGITAL REALTY AND INTERXION TO READ THE REGISTRATION STATEMENT, PROXY STATEMENT/PROSPECTUS, SCHEDULE TO (INCLUDING AN EXCHANGE OFFER PROSPECTUS, RELATED LETTER OF TRANSMITTAL AND OTHER OFFER DOCUMENTS) AND SCHEDULE 14D-9, AS EACH MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, AND OTHER RELEVANT DOCUMENTS FILED BY DIGITAL REALTY AND INTERXION WITH THE SEC CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT DIGITAL REALTY, INTERXION AND THE PROPOSED TRANSACTIONS. Investors will be able to obtain free copies of the Registration Statement, proxy statement/prospectus, Schedule TO and Schedule 14D-9, as each may be amended from time to time, and other relevant documents filed by Digital Realty and Interxion with the SEC (when they become available) at http://www.sec.gov, the SEC’s website, or free of charge from Digital Realty’s website (https://www.digitalrealty.com) or by contacting Digital Realty’s Investor Relations Department at (415) 848-9311. These documents are also available free of charge from Interxion’s website (https://www.interxion.com) or by contacting Interxion’s Investor Relations Department at (813) 644-9399. Participants in the Solicitation Digital Realty, Interxion and their respective directors and certain of their executive officers and employees may be deemed, under SEC rules, to be participants in the solicitation of proxies from Digital Realty’s stockholders and Interxion’s shareholders in connection with the proposed transactions. Information regarding the officers and directors of Digital Realty is included in its definitive proxy statement for its 2019 annual meeting filed with the SEC on April 1, 2019. Information regarding the officers and directors of Interxion and their ownership of Interxion ordinary shares is set forth in Interxion’s Annual Report on Form 20-F, which was filed with the SEC on April 30, 2019. Additional information regarding the persons who may be deemed participants and their interests will be set forth in the Registration Statement and proxy statement/prospectus and other materials when they are filed with SEC in connection with the proposed transactions. Free copies of these documents may be obtained as described in the paragraphs above. DIGITAL REALTY | 34Appendix Additional Information Additional Information and Where to Find It This communication is for information purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any proxy, vote or approval with respect to the proposed transaction or otherwise, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the proposed transactions, Digital Realty has filed a Registration Statement on Form S-4 with the U.S. Securities and Exchange Commission (the “SEC”), that includes a proxy statement of Digital Realty, which also constitutes a prospectus of Digital Realty. After the registration statement is declared effective by the SEC, Digital Realty intends to mail a definitive proxy statement/prospectus to shareholders of Digital Realty and Digital Realty intends to cause its subsidiary to file a Tender Offer Statement on Schedule TO (the “Schedule TO”) with the SEC and soon thereafter Interxion intends to file a Solicitation/Recommendation Statement on Schedule 14D-9 (the “Schedule 14D-9”) with respect to the tender offer. The tender offer for the outstanding shares of Interxion referred to in this document has not yet commenced. The solicitation and offer to purchase shares of Interxion will only be made pursuant to the Schedule TO and related exchange offer prospectus. This material is not a substitute for the proxy statement/prospectus, the Schedule TO, the Schedule 14D-9 or the Registration Statement or for any other document that Digital Realty or Interxion may file with the SEC and send to Digital Realty’s stockholders or Interxion’s shareholders in connection with the proposed transactions. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION OR DECISION WITH RESPECT TO THE TENDER OFFER, WE URGE INVESTORS OF DIGITAL REALTY AND INTERXION TO READ THE REGISTRATION STATEMENT, PROXY STATEMENT/PROSPECTUS, SCHEDULE TO (INCLUDING AN EXCHANGE OFFER PROSPECTUS, RELATED LETTER OF TRANSMITTAL AND OTHER OFFER DOCUMENTS) AND SCHEDULE 14D-9, AS EACH MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, AND OTHER RELEVANT DOCUMENTS FILED BY DIGITAL REALTY AND INTERXION WITH THE SEC CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT DIGITAL REALTY, INTERXION AND THE PROPOSED TRANSACTIONS. Investors will be able to obtain free copies of the Registration Statement, proxy statement/prospectus, Schedule TO and Schedule 14D-9, as each may be amended from time to time, and other relevant documents filed by Digital Realty and Interxion with the SEC (when they become available) at http://www.sec.gov, the SEC’s website, or free of charge from Digital Realty’s website (https://www.digitalrealty.com) or by contacting Digital Realty’s Investor Relations Department at (415) 848-9311. These documents are also available free of charge from Interxion’s website (https://www.interxion.com) or by contacting Interxion’s Investor Relations Department at (813) 644-9399. Participants in the Solicitation Digital Realty, Interxion and their respective directors and certain of their executive officers and employees may be deemed, under SEC rules, to be participants in the solicitation of proxies from Digital Realty’s stockholders and Interxion’s shareholders in connection with the proposed transactions. Information regarding the officers and directors of Digital Realty is included in its definitive proxy statement for its 2019 annual meeting filed with the SEC on April 1, 2019. Information regarding the officers and directors of Interxion and their ownership of Interxion ordinary shares is set forth in Interxion’s Annual Report on Form 20-F, which was filed with the SEC on April 30, 2019. Additional information regarding the persons who may be deemed participants and their interests will be set forth in the Registration Statement and proxy statement/prospectus and other materials when they are filed with SEC in connection with the proposed transactions. Free copies of these documents may be obtained as described in the paragraphs above. DIGITAL REALTY | 34

Appendix Additional Information Note Regarding Forward-Looking Statements The information included in this presentation contains forward looking statements. Such forward-looking statements include statements relating to: the satisfaction of closing conditions and completion of the proposed transactions contemplated by the purchase agreement; our economic outlook; public cloud services spending; the expected timing, locations, benefits and product offerings for IBM Cloud and Service Exchange; our corporate governance; our sustainability initiatives; the expected effect of foreign currency translation adjustments on our financials; demand drivers and economic growth outlook; business drivers; sources and uses; our expected development plans and completions, including timing, total square footage, IT capacity and raised floor space upon completion; expected availability for leasing efforts and colocation initiatives; organizational initiatives; our expected product offerings; our expected Go-to-Market strategy; joint venture opportunities; occupancy and total investment; our expected investment in our properties; our estimated time to stabilization and targeted returns at stabilization of our properties; our expected future acquisitions; acquisitions strategy; available inventory and development strategy; the signing and commencement of leases, and related rental revenue; lag between signing and commencement of leases; future rents; our expected same store portfolio growth; our expected growth and stabilization of development completions and acquisitions; our expected mark-to-market rates on lease expirations, lease rollovers and expected rental rate changes; our expected yields on investments; our expectations with respect to capital investments at lease expiration on existing data center or colocation space; barriers to entry; competition; debt maturities; lease maturities; our expected returns on invested capital; estimated absorption rates; our other expected future financial and other results, and the assumptions underlying such results; our top investment geographies and market opportunities; our expected colocation expansions; our ability to access the capital markets; expected time and cost savings to our customers; our customers’ capital investments; our plans and intentions; future data center utilization, utilization rates, growth rates, trends, supply and demand, and demand drivers; data center outsourcing trends; data center expansion plans; estimated kW/MW requirements; growth in the overall Internet infrastructure sector and segments thereof; the replacement cost of our assets; the development costs of our buildings, and lead times; estimated costs for customers to deploy or migrate to a new data center; capital expenditures; the effect new leases and increases in rental rates will have on our rental revenues and results of operations; lease expiration rates; our ability to borrow funds under our credit facilities; estimates of the value of our development portfolio; our ability to meet our liquidity needs, including the ability to raise additional capital; the settlement of our forward sales agreements; credit ratings; capitalization rates, or cap rates; market forecasts; potential new locations; the expected impact of our global expansion; dividend payments and our dividend policy; projected financial information and covenant metrics; annualized; core FFO run-rate and NOI Growth; other forward-looking financial data; leasing expectations; our exposure to tenants in certain industries; our expectations and underlying assumptions regarding our sensitivity to fluctuations in foreign exchange rates and energy prices; and the sufficiency of our capital to fund future requirements. You can identify forward-looking statements by the use of forward-looking terminology such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” “pro forma,” “estimates” or “anticipates” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and discussions which do not relate solely to historical matters. Such statements are subject to risks, uncertainties and assumptions difficulties managing an international business and acquiring or operating properties in foreign jurisdictions and unfamiliar metropolitan areas, are not guarantees of future performance and may be affected by known and unknown risks, trends, uncertainties and factors that are beyond our control that may cause actual results to vary materially. Some of the risks and uncertainties include, among others, the following: reduced demand for data centers or decreases in information technology spending; decreased rental rates, increased operating costs or increased vacancy rates; increased competition or available supply of data center space; the suitability of our data centers and data center infrastructure, delays or disruptions in connectivity or availability of power, or failures or breaches of our physical and information security infrastructure or services; our dependence upon significant customers, bankruptcy or insolvency of a major customer or a significant number of smaller customers, or defaults on or non-renewal of leases by customers; breaches of our obligations or restrictions under our contracts with our customers; our inability to successfully develop and lease new properties and development space, and delays or unexpected costs in development of properties; the impact of current global and local economic, credit and market conditions; our inability to retain data center space that we lease or sublease from third parties; difficulty acquiring or operating properties in foreign jurisdictions; our failure to realize the intended benefits from, or disruptions to our plans and operations or unknown or contingent liabilities related to, our recent and future acquisitions; our entry into a definitive agreement to combine with InterXion; our inability to achieve expected revenue synergies or cost savings as a result of our combination with InterXion; each of our and InterXion’s ability to consummate the transactions contemplated by the purchase agreement, the timing of the closing of those transactions and unexpected costs or unexpected liabilities that may arise from the transactions, whether or not consummated; the outcome of any legal proceedings, regulatory proceedings or enforcement matters that may be instituted relating to the anticipated transactions contemplated by the purchase agreement; our failure to successfully integrate and operate acquired or developed properties or businesses; difficulties in identifying properties to acquire and completing acquisitions; risks related to joint venture investments, including as a result of our lack of control of such investments; risks associated with using debt to fund our business activities, including re-financing and interest rate risks, our failure to repay debt when due, adverse changes in our credit ratings or our breach of covenants or other terms contained in our loan facilities and agreements; our failure to obtain necessary debt and equity financing, and our dependence on external sources of capital; financial market fluctuations and changes in foreign currency exchange rates; adverse economic or real estate developments in our industry or the industry sectors that we sell to, including risks relating to decreasing real estate valuations and impairment charges and goodwill and other intangible asset impairment charges; our inability to manage our growth effectively; losses in excess of our insurance coverage; environmental liabilities and risks related to natural disasters; our inability to comply with rules and regulations applicable to our company; Digital Realty Trust, Inc.'s failure to maintain its status as a REIT for federal income tax purposes; Digital Realty Trust, L.P.'s failure to qualify as a partnership for federal income tax purposes; restrictions on our ability to engage in certain business activities; and changes in local, state, federal and international laws and regulations, including related to taxation, real estate and zoning laws, and increases in real property tax rates. The risks included here are not exhaustive, and additional factors could adversely affect our business and financial performance. We discussed a number of additional material risks in our annual report on Form 10-K for the year ended December 31, 2018, our quarterly report on Form 10-Q for the quarter ended September 30, 2019 and other filings with the Securities and Exchange Commission, and, with respect to the proposed combination with Interxion, a more complete discussion of these and other risks can be found in Interxion’s annual and quarterly filings with the Securities and Exchange Commission, including its annual report on Form 20-F for the year ended December 31, 2018 and subsequent quarterly reports furnished on Form 6-K. Those risks continue to be relevant to our performance and financial condition. Moreover, we operate in a very competitive and rapidly changing environment. New risk factors emerge from time to time and it is not possible for management to predict all such risk factors, nor can it assess the impact of all such risk factors on the business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. We expressly disclaim any responsibility to update forward-looking statements, whether as a result of new information, future events or otherwise. Digital Realty, Digital Realty Trust, the Digital Realty logo, Turn-Key Flex and Powered Base Building are registered trademarks and service marks of Digital Realty Trust, Inc. in the United States and/or other countries. All other logos are the property of their respective owners. DIGITAL REALTY | 35Appendix Additional Information Note Regarding Forward-Looking Statements The information included in this presentation contains forward looking statements. Such forward-looking statements include statements relating to: the satisfaction of closing conditions and completion of the proposed transactions contemplated by the purchase agreement; our economic outlook; public cloud services spending; the expected timing, locations, benefits and product offerings for IBM Cloud and Service Exchange; our corporate governance; our sustainability initiatives; the expected effect of foreign currency translation adjustments on our financials; demand drivers and economic growth outlook; business drivers; sources and uses; our expected development plans and completions, including timing, total square footage, IT capacity and raised floor space upon completion; expected availability for leasing efforts and colocation initiatives; organizational initiatives; our expected product offerings; our expected Go-to-Market strategy; joint venture opportunities; occupancy and total investment; our expected investment in our properties; our estimated time to stabilization and targeted returns at stabilization of our properties; our expected future acquisitions; acquisitions strategy; available inventory and development strategy; the signing and commencement of leases, and related rental revenue; lag between signing and commencement of leases; future rents; our expected same store portfolio growth; our expected growth and stabilization of development completions and acquisitions; our expected mark-to-market rates on lease expirations, lease rollovers and expected rental rate changes; our expected yields on investments; our expectations with respect to capital investments at lease expiration on existing data center or colocation space; barriers to entry; competition; debt maturities; lease maturities; our expected returns on invested capital; estimated absorption rates; our other expected future financial and other results, and the assumptions underlying such results; our top investment geographies and market opportunities; our expected colocation expansions; our ability to access the capital markets; expected time and cost savings to our customers; our customers’ capital investments; our plans and intentions; future data center utilization, utilization rates, growth rates, trends, supply and demand, and demand drivers; data center outsourcing trends; data center expansion plans; estimated kW/MW requirements; growth in the overall Internet infrastructure sector and segments thereof; the replacement cost of our assets; the development costs of our buildings, and lead times; estimated costs for customers to deploy or migrate to a new data center; capital expenditures; the effect new leases and increases in rental rates will have on our rental revenues and results of operations; lease expiration rates; our ability to borrow funds under our credit facilities; estimates of the value of our development portfolio; our ability to meet our liquidity needs, including the ability to raise additional capital; the settlement of our forward sales agreements; credit ratings; capitalization rates, or cap rates; market forecasts; potential new locations; the expected impact of our global expansion; dividend payments and our dividend policy; projected financial information and covenant metrics; annualized; core FFO run-rate and NOI Growth; other forward-looking financial data; leasing expectations; our exposure to tenants in certain industries; our expectations and underlying assumptions regarding our sensitivity to fluctuations in foreign exchange rates and energy prices; and the sufficiency of our capital to fund future requirements. You can identify forward-looking statements by the use of forward-looking terminology such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” “pro forma,” “estimates” or “anticipates” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and discussions which do not relate solely to historical matters. Such statements are subject to risks, uncertainties and assumptions difficulties managing an international business and acquiring or operating properties in foreign jurisdictions and unfamiliar metropolitan areas, are not guarantees of future performance and may be affected by known and unknown risks, trends, uncertainties and factors that are beyond our control that may cause actual results to vary materially. Some of the risks and uncertainties include, among others, the following: reduced demand for data centers or decreases in information technology spending; decreased rental rates, increased operating costs or increased vacancy rates; increased competition or available supply of data center space; the suitability of our data centers and data center infrastructure, delays or disruptions in connectivity or availability of power, or failures or breaches of our physical and information security infrastructure or services; our dependence upon significant customers, bankruptcy or insolvency of a major customer or a significant number of smaller customers, or defaults on or non-renewal of leases by customers; breaches of our obligations or restrictions under our contracts with our customers; our inability to successfully develop and lease new properties and development space, and delays or unexpected costs in development of properties; the impact of current global and local economic, credit and market conditions; our inability to retain data center space that we lease or sublease from third parties; difficulty acquiring or operating properties in foreign jurisdictions; our failure to realize the intended benefits from, or disruptions to our plans and operations or unknown or contingent liabilities related to, our recent and future acquisitions; our entry into a definitive agreement to combine with InterXion; our inability to achieve expected revenue synergies or cost savings as a result of our combination with InterXion; each of our and InterXion’s ability to consummate the transactions contemplated by the purchase agreement, the timing of the closing of those transactions and unexpected costs or unexpected liabilities that may arise from the transactions, whether or not consummated; the outcome of any legal proceedings, regulatory proceedings or enforcement matters that may be instituted relating to the anticipated transactions contemplated by the purchase agreement; our failure to successfully integrate and operate acquired or developed properties or businesses; difficulties in identifying properties to acquire and completing acquisitions; risks related to joint venture investments, including as a result of our lack of control of such investments; risks associated with using debt to fund our business activities, including re-financing and interest rate risks, our failure to repay debt when due, adverse changes in our credit ratings or our breach of covenants or other terms contained in our loan facilities and agreements; our failure to obtain necessary debt and equity financing, and our dependence on external sources of capital; financial market fluctuations and changes in foreign currency exchange rates; adverse economic or real estate developments in our industry or the industry sectors that we sell to, including risks relating to decreasing real estate valuations and impairment charges and goodwill and other intangible asset impairment charges; our inability to manage our growth effectively; losses in excess of our insurance coverage; environmental liabilities and risks related to natural disasters; our inability to comply with rules and regulations applicable to our company; Digital Realty Trust, Inc.'s failure to maintain its status as a REIT for federal income tax purposes; Digital Realty Trust, L.P.'s failure to qualify as a partnership for federal income tax purposes; restrictions on our ability to engage in certain business activities; and changes in local, state, federal and international laws and regulations, including related to taxation, real estate and zoning laws, and increases in real property tax rates. The risks included here are not exhaustive, and additional factors could adversely affect our business and financial performance. We discussed a number of additional material risks in our annual report on Form 10-K for the year ended December 31, 2018, our quarterly report on Form 10-Q for the quarter ended September 30, 2019 and other filings with the Securities and Exchange Commission, and, with respect to the proposed combination with Interxion, a more complete discussion of these and other risks can be found in Interxion’s annual and quarterly filings with the Securities and Exchange Commission, including its annual report on Form 20-F for the year ended December 31, 2018 and subsequent quarterly reports furnished on Form 6-K. Those risks continue to be relevant to our performance and financial condition. Moreover, we operate in a very competitive and rapidly changing environment. New risk factors emerge from time to time and it is not possible for management to predict all such risk factors, nor can it assess the impact of all such risk factors on the business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. We expressly disclaim any responsibility to update forward-looking statements, whether as a result of new information, future events or otherwise. Digital Realty, Digital Realty Trust, the Digital Realty logo, Turn-Key Flex and Powered Base Building are registered trademarks and service marks of Digital Realty Trust, Inc. in the United States and/or other countries. All other logos are the property of their respective owners. DIGITAL REALTY | 35

Appendix Management Statements on Non-GAAP Measures The information included in this presentation contains certain non-GAAP financial measures that management believes are helpful in understanding our business, as further described below. Our definition and calculation of non-GAAP financial measures may differ from those of other REITs, and, therefore, may not be comparable. The non-GAAP financial measures should not be considered an alternative to net income or any other GAAP measurement of performance and should not be considered an alternative to cash flows from operating, investing or financing activities as a measure of liquidity. EBITDA and Adjusted EBITDA: We believe that earnings before interest, loss from early extinguishment of debt, income taxes, and depreciation and amortization, or EBITDA, and Adjusted EBITDA (as defined below), are useful supplemental performance measures because they allow investors to view our performance without the impact of non-cash depreciation and amortization or the cost of debt and, with respect to Adjusted EBITDA, severance, equity acceleration, and legal expenses, transaction and integration expenses, (gain) loss on real estate transactions, equity in earnings adjustment for non-core items, other non-core adjustments, net, noncontrolling interests, preferred stock dividends, including undeclared dividends, and issuance costs associated with redeemed preferred stock. Adjusted EBITDA is EBITDA excluding unconsolidated joint venture real estate related depreciation & amortization, severance, equity acceleration, and legal expenses, transaction and integration expenses, gain on sale / deconsolidation, impairment of investments in real estate, other non-core adjustments, net, non-controlling interests, and preferred stock dividends, including undeclared dividends. In addition, we believe EBITDA and Adjusted EBITDA are frequently used by securities analysts, investors and other interested parties in the evaluation of REITs. Because EBITDA and Adjusted EBITDA are calculated before recurring cash charges including interest expense and income taxes, exclude capitalized costs, such as leasing commissions, and are not adjusted for capital expenditures or other recurring cash requirements of our business, their utility as a measure of our performance is limited. Other REITs may calculate EBITDA and Adjusted EBITDA differently than we do and accordingly, our EBITDA and Adjusted EBITDA may not be comparable to other REITs’ EBITDA and Adjusted EBITDA. EBITDA and Adjusted EBITDA should be considered only as supplements to net income computed in accordance with GAAP as a measure of our financial performance. DIGITAL REALTY | 36Appendix Management Statements on Non-GAAP Measures The information included in this presentation contains certain non-GAAP financial measures that management believes are helpful in understanding our business, as further described below. Our definition and calculation of non-GAAP financial measures may differ from those of other REITs, and, therefore, may not be comparable. The non-GAAP financial measures should not be considered an alternative to net income or any other GAAP measurement of performance and should not be considered an alternative to cash flows from operating, investing or financing activities as a measure of liquidity. EBITDA and Adjusted EBITDA: We believe that earnings before interest, loss from early extinguishment of debt, income taxes, and depreciation and amortization, or EBITDA, and Adjusted EBITDA (as defined below), are useful supplemental performance measures because they allow investors to view our performance without the impact of non-cash depreciation and amortization or the cost of debt and, with respect to Adjusted EBITDA, severance, equity acceleration, and legal expenses, transaction and integration expenses, (gain) loss on real estate transactions, equity in earnings adjustment for non-core items, other non-core adjustments, net, noncontrolling interests, preferred stock dividends, including undeclared dividends, and issuance costs associated with redeemed preferred stock. Adjusted EBITDA is EBITDA excluding unconsolidated joint venture real estate related depreciation & amortization, severance, equity acceleration, and legal expenses, transaction and integration expenses, gain on sale / deconsolidation, impairment of investments in real estate, other non-core adjustments, net, non-controlling interests, and preferred stock dividends, including undeclared dividends. In addition, we believe EBITDA and Adjusted EBITDA are frequently used by securities analysts, investors and other interested parties in the evaluation of REITs. Because EBITDA and Adjusted EBITDA are calculated before recurring cash charges including interest expense and income taxes, exclude capitalized costs, such as leasing commissions, and are not adjusted for capital expenditures or other recurring cash requirements of our business, their utility as a measure of our performance is limited. Other REITs may calculate EBITDA and Adjusted EBITDA differently than we do and accordingly, our EBITDA and Adjusted EBITDA may not be comparable to other REITs’ EBITDA and Adjusted EBITDA. EBITDA and Adjusted EBITDA should be considered only as supplements to net income computed in accordance with GAAP as a measure of our financial performance. DIGITAL REALTY | 36

Reconciliation of Non-GAAP Items To Their Closest GAAP Equivalent Net Debt/LQA Adjusted EBITDA Net Debt/LQA Adjusted EBITDA – As Adjusted QE 12/31/2018 QE 12/31/2018 in 000’s Total debt at balance sheet carrying value $ 11,101,479 Net Debt as of December 31, 2018 $ 11,517,315 Add: DLR share of unconsolidated joint venture debt 268,692 Less: Expected Brookfield equity investment in joint venture (675,000) Add: Capital lease obligations 263,844 Less: Ascenty Loan (100% share) (600,000) Less: Unrestricted cash (116,700) Plus: Ascenty Loan (49% share) 294,000 Net Debt as of December 31, 2018 $ 11,517,315 Plus: Unrestricted cash at Ascenty (100% share) 106,000 Less: Unrestricted cash at Ascenty (49% share) (51,940) (i) Net Debt / LQA Adjusted EBITDA 6.2x Less: Gross Proceeds from Forward Equity (1,104,575) Net Debt as of December 31, 2018 (As Adjusted) $ 9,485,800 (i) Adjusted EBITDA (ii) Net Debt / LQA Adjusted EBITDA (As Adjusted) 5.0x Net Income (loss) available to common unitholders $ 32,530 (ii) Adjusted EBITDA (As Adjusted) Interest 84,883 (a) DLR share of unconsolidated joint venture interest expense 2,101 Adjusted EBITDA $ 466,266 (Gain) loss from early extinguishment of debt 1,568 Taxes (income) expense (5,843) Less: Ascenty EBITDA (100% share) (3,302) Depreciation & amortization 299,362 Plus: Ascenty EBITDA (49% share, adjusted for full-quarter activity) 7,293 DLR share of unconsolidated joint venture depreciation 3,615 Adjusted EBITDA (As Adjusted for Ascenty) $ 470,257 EBITDA $ 416,916 LQA Adjusted EBITDA (Adjusted EBITDA x 4) $ 1 ,881,026 Severance accrual, equity acceleration and legal expenses 602 Transaction and integration expense 25,917 Fixed Charge Coverage Ratio (LQA Adjusted EBITDA/Total Fixed Charges) (Gain) on real estate transactions (7) QE 12/31/2018 Other non-core adjustments, net 1,471 GAAP interest expense plus capitalized interest, less bridge facility fees $ 94,345 Non-controlling interests (262) Preferred stock distributions, including undeclared distributions 20,329 Scheduled debt principal payments 153 (a) Adjusted EBITDA $ 466,266 Preferred distributions 20,329 Total fixed charges $ 114,827 LQA Adjusted EBITDA (Adjusted EBITDA x 4) $ 1,865,062 Fixed charge coverage ratio 4.0x (a) Includes certain financial information from unconsolidated joint ventures. Fixed Charge Coverage Ratio (LQA Adjusted EBITDA/Total Fixed Charges) - As Adjusted QE 12/31/2018 Total fixed charges $ 114,827 Less: Adjustment to Interest on 49% Share of Ascenty Loan (5,387) Less: Lower Global Credit Facility Interest from Brookfield Investment and Forward Equity (12,295) Total fixed charges $ 97,145 Fixed charge coverage ratio 4.8x DIGITAL REALTY | 37Reconciliation of Non-GAAP Items To Their Closest GAAP Equivalent Net Debt/LQA Adjusted EBITDA Net Debt/LQA Adjusted EBITDA – As Adjusted QE 12/31/2018 QE 12/31/2018 in 000’s Total debt at balance sheet carrying value $ 11,101,479 Net Debt as of December 31, 2018 $ 11,517,315 Add: DLR share of unconsolidated joint venture debt 268,692 Less: Expected Brookfield equity investment in joint venture (675,000) Add: Capital lease obligations 263,844 Less: Ascenty Loan (100% share) (600,000) Less: Unrestricted cash (116,700) Plus: Ascenty Loan (49% share) 294,000 Net Debt as of December 31, 2018 $ 11,517,315 Plus: Unrestricted cash at Ascenty (100% share) 106,000 Less: Unrestricted cash at Ascenty (49% share) (51,940) (i) Net Debt / LQA Adjusted EBITDA 6.2x Less: Gross Proceeds from Forward Equity (1,104,575) Net Debt as of December 31, 2018 (As Adjusted) $ 9,485,800 (i) Adjusted EBITDA (ii) Net Debt / LQA Adjusted EBITDA (As Adjusted) 5.0x Net Income (loss) available to common unitholders $ 32,530 (ii) Adjusted EBITDA (As Adjusted) Interest 84,883 (a) DLR share of unconsolidated joint venture interest expense 2,101 Adjusted EBITDA $ 466,266 (Gain) loss from early extinguishment of debt 1,568 Taxes (income) expense (5,843) Less: Ascenty EBITDA (100% share) (3,302) Depreciation & amortization 299,362 Plus: Ascenty EBITDA (49% share, adjusted for full-quarter activity) 7,293 DLR share of unconsolidated joint venture depreciation 3,615 Adjusted EBITDA (As Adjusted for Ascenty) $ 470,257 EBITDA $ 416,916 LQA Adjusted EBITDA (Adjusted EBITDA x 4) $ 1 ,881,026 Severance accrual, equity acceleration and legal expenses 602 Transaction and integration expense 25,917 Fixed Charge Coverage Ratio (LQA Adjusted EBITDA/Total Fixed Charges) (Gain) on real estate transactions (7) QE 12/31/2018 Other non-core adjustments, net 1,471 GAAP interest expense plus capitalized interest, less bridge facility fees $ 94,345 Non-controlling interests (262) Preferred stock distributions, including undeclared distributions 20,329 Scheduled debt principal payments 153 (a) Adjusted EBITDA $ 466,266 Preferred distributions 20,329 Total fixed charges $ 114,827 LQA Adjusted EBITDA (Adjusted EBITDA x 4) $ 1,865,062 Fixed charge coverage ratio 4.0x (a) Includes certain financial information from unconsolidated joint ventures. Fixed Charge Coverage Ratio (LQA Adjusted EBITDA/Total Fixed Charges) - As Adjusted QE 12/31/2018 Total fixed charges $ 114,827 Less: Adjustment to Interest on 49% Share of Ascenty Loan (5,387) Less: Lower Global Credit Facility Interest from Brookfield Investment and Forward Equity (12,295) Total fixed charges $ 97,145 Fixed charge coverage ratio 4.8x DIGITAL REALTY | 37

Reconciliation of Non-GAAP Items To Their Closest GAAP Equivalent Net Debt/LQA Adjusted EBITDA Net Debt/LQA Adjusted EBITDA – As Adjusted in 000’s QE 3/31/2019 QE 3/31/2019 Total debt at balance sheet carrying value $ 10,279,656 Net Debt as of March 31, 2019 $ 10,590,945 Add: DLR share of unconsolidated joint venture debt 267,404 Add: Capital lease obligations 167,764 Plus: Ascenty Loan (49% share) 294,000 Less: Unrestricted cash (123,879) Less: Gross Proceeds from Forward Equity (1,104,575) Net Debt as of March 31, 2019 $ 10,590,945 Net Debt as of March 31, 2019 (As Adjusted) $ 9,780,370 (i) (ii) Net Debt / LQA Adjusted EBITDA Net Debt / LQA Adjusted EBITDA (As Adjusted) 5.5x 5.1x (i) Adjusted EBITDA (ii) Adjusted EBITDA (As Adjusted) (a) Net Income (loss) available to common unitholders $ 100,169 Adjusted EBITDA $ 484,962 Interest 101,552 Less: Ascenty EBITDA (100% share) (19,803) DLR share of unconsolidated joint venture interest expense 1,899 Plus: Ascenty EBITDA (49% share, adjusted for full-quarter activity) 9,703 (Gain) loss from early extinguishment of debt 12,886 Adjusted EBITDA (As Adjusted for Ascenty) $ 474,863 Taxes (income) expense 4,266 Depreciation & amortization 311,486 LQA Adjusted EBITDA (Adjusted EBITDA x 4) $ 1,899,450 EBITDA $ 532,258 Fixed Charge Coverage Ratio (LQA Adjusted EBITDA/Total Fixed Charges) Unconsolidated JV real estate related depreciation & amortization 3,851 QE 3/31/2019 Severance accrual, equity acceleration and legal expenses 1,483 GAAP interest expense plus capitalized interest $ 112,449 Transaction and integration expense 2,494 Gain on sale / deconsolidation (67,497) Other non-core adjustments, net (13,806) Scheduled debt principal payments 153 Impairment of investments in real estate 5,351 Preferred distributions 20,943 Non-controlling interests (115) Total fixed charges $ 133,545 Preferred stock distributions, including undeclared distributions 20,943 (a) Adjusted EBITDA $ 484,962 Fixed charge coverage ratio 3.6x LQA Adjusted EBITDA (Adjusted EBITDA x 4) $ 1,939,848 Fixed Charge Coverage Ratio (LQA Adjusted EBITDA/Total Fixed Charges) - As A Q d E ju3 s/te 31d /2019 (a) Includes certain financial information from unconsolidated joint ventures. Total fixed charges $ 133,545 Less: Adjustment to Interest on 49% Share of Ascenty Loan (10,516) Less: Lower Global Credit Facility Interest from Brookfield Investment and Forward Equ ity (10,350) Total fixed charges $ 112,680 Fixed charge coverage ratio 4.1x DIGITAL REALTY | 38Reconciliation of Non-GAAP Items To Their Closest GAAP Equivalent Net Debt/LQA Adjusted EBITDA Net Debt/LQA Adjusted EBITDA – As Adjusted in 000’s QE 3/31/2019 QE 3/31/2019 Total debt at balance sheet carrying value $ 10,279,656 Net Debt as of March 31, 2019 $ 10,590,945 Add: DLR share of unconsolidated joint venture debt 267,404 Add: Capital lease obligations 167,764 Plus: Ascenty Loan (49% share) 294,000 Less: Unrestricted cash (123,879) Less: Gross Proceeds from Forward Equity (1,104,575) Net Debt as of March 31, 2019 $ 10,590,945 Net Debt as of March 31, 2019 (As Adjusted) $ 9,780,370 (i) (ii) Net Debt / LQA Adjusted EBITDA Net Debt / LQA Adjusted EBITDA (As Adjusted) 5.5x 5.1x (i) Adjusted EBITDA (ii) Adjusted EBITDA (As Adjusted) (a) Net Income (loss) available to common unitholders $ 100,169 Adjusted EBITDA $ 484,962 Interest 101,552 Less: Ascenty EBITDA (100% share) (19,803) DLR share of unconsolidated joint venture interest expense 1,899 Plus: Ascenty EBITDA (49% share, adjusted for full-quarter activity) 9,703 (Gain) loss from early extinguishment of debt 12,886 Adjusted EBITDA (As Adjusted for Ascenty) $ 474,863 Taxes (income) expense 4,266 Depreciation & amortization 311,486 LQA Adjusted EBITDA (Adjusted EBITDA x 4) $ 1,899,450 EBITDA $ 532,258 Fixed Charge Coverage Ratio (LQA Adjusted EBITDA/Total Fixed Charges) Unconsolidated JV real estate related depreciation & amortization 3,851 QE 3/31/2019 Severance accrual, equity acceleration and legal expenses 1,483 GAAP interest expense plus capitalized interest $ 112,449 Transaction and integration expense 2,494 Gain on sale / deconsolidation (67,497) Other non-core adjustments, net (13,806) Scheduled debt principal payments 153 Impairment of investments in real estate 5,351 Preferred distributions 20,943 Non-controlling interests (115) Total fixed charges $ 133,545 Preferred stock distributions, including undeclared distributions 20,943 (a) Adjusted EBITDA $ 484,962 Fixed charge coverage ratio 3.6x LQA Adjusted EBITDA (Adjusted EBITDA x 4) $ 1,939,848 Fixed Charge Coverage Ratio (LQA Adjusted EBITDA/Total Fixed Charges) - As A Q d E ju3 s/te 31d /2019 (a) Includes certain financial information from unconsolidated joint ventures. Total fixed charges $ 133,545 Less: Adjustment to Interest on 49% Share of Ascenty Loan (10,516) Less: Lower Global Credit Facility Interest from Brookfield Investment and Forward Equ ity (10,350) Total fixed charges $ 112,680 Fixed charge coverage ratio 4.1x DIGITAL REALTY | 38

Reconciliation of Non-GAAP Items To Their Closest GAAP Equivalent Net Debt/LQA Adjusted EBITDA - As Adjusted Net Debt/LQA Adjusted EBITDA QE 06/30/19 QE 06/30/19 in 000’s Net Debt as of June 30, 2019 $ 1 1,539,282 Total debt at balance sheet carrying value $ 1 0,842,578 Add: DLR share of unconsolidated joint venture debt 555,970 Less: Gross Proceeds from Forward Equity $ (1,104,575) Add: Capital lease obligations 174,270 Less: Gross Proceeds from Mapletree Transactions $ (1,400,000) Less: Unrestricted cash (33,536) Net Debt as of June 30, 2019 (As Adjusted) $ 9,034,707 Net Debt as of June 30, 2019 $ 11,539,282 (iii) (iii) Net Debt / LQA Adjusted EBITDA 6.1x Net Debt / LQA Adjusted EBITDA (As Adjusted) 5.0x (iii) Adjusted EBITDA (iii) Adjusted EBITDA Adjusted EBITDA as of June 30, 2019 $ 476,820 Net (loss) available to common stockholders $ 31,738 Less: EBITDA of 10 Properties to be sold to Mapletree $ (9,250) Interest expense 8 6,051 Less: Less 80% of EBITDA of 3 Properties to be placed in JV with Mapletree $ (12,200) Loss from early extinguishment of debt 2 0,905 Adjusted EBITDA (As Adjusted for Mapletree) $ 455,370 DLR share of unconsolidated joint venture interest expense 8,322 Taxes 4,634 Depreciation and amortization 290,562 LQA Adjusted EBITDA (Adjusted EBITDA x 4) $ 1 ,821,480 EBITDA 442,212 QE 06/30/19 Fixed Charged Ratio (LQA Adjusted EBITDA/total fixed charges) Unconsolidated JV real estate related depreciation & amortization 13,623 Severance accrual and equity acceleration and legal expenses 665 GAAP interest expense plus capitalized interest 95,544 Transaction and integration expenses 4,210 Other non-core adjustments, net (13,476) Scheduled debt principal payments 159 Noncontrolling interests 1,156 Preferred dividends 16,670 Preferred stock dividends, including undeclared dividends 16,670 Issuance costs associated with redeemed preferred stock 11,760 Total fixed charges 112,373 Adjusted EBITDA $ 476,820 Fixed charge ratio 4.2x LQA Adjusted EBITDA (Adjusted EBITDA x 4) $ 1,907,280 QE 06/30/19 Fixed Charged Ratio (LQA Adjusted EBITDA/total fixed charges) - As Adjusted Total fixed charges 112,373 Less: Lower Global Credit Facility Interest from Mapletree and Forward Equity (6,998) Total fixed charges (As Adjusted for Mapletree and Forward Equity) 105,375 Fixed charge ratio (As Adjusted) 4.2x DIGITAL REALTY | 39Reconciliation of Non-GAAP Items To Their Closest GAAP Equivalent Net Debt/LQA Adjusted EBITDA - As Adjusted Net Debt/LQA Adjusted EBITDA QE 06/30/19 QE 06/30/19 in 000’s Net Debt as of June 30, 2019 $ 1 1,539,282 Total debt at balance sheet carrying value $ 1 0,842,578 Add: DLR share of unconsolidated joint venture debt 555,970 Less: Gross Proceeds from Forward Equity $ (1,104,575) Add: Capital lease obligations 174,270 Less: Gross Proceeds from Mapletree Transactions $ (1,400,000) Less: Unrestricted cash (33,536) Net Debt as of June 30, 2019 (As Adjusted) $ 9,034,707 Net Debt as of June 30, 2019 $ 11,539,282 (iii) (iii) Net Debt / LQA Adjusted EBITDA 6.1x Net Debt / LQA Adjusted EBITDA (As Adjusted) 5.0x (iii) Adjusted EBITDA (iii) Adjusted EBITDA Adjusted EBITDA as of June 30, 2019 $ 476,820 Net (loss) available to common stockholders $ 31,738 Less: EBITDA of 10 Properties to be sold to Mapletree $ (9,250) Interest expense 8 6,051 Less: Less 80% of EBITDA of 3 Properties to be placed in JV with Mapletree $ (12,200) Loss from early extinguishment of debt 2 0,905 Adjusted EBITDA (As Adjusted for Mapletree) $ 455,370 DLR share of unconsolidated joint venture interest expense 8,322 Taxes 4,634 Depreciation and amortization 290,562 LQA Adjusted EBITDA (Adjusted EBITDA x 4) $ 1 ,821,480 EBITDA 442,212 QE 06/30/19 Fixed Charged Ratio (LQA Adjusted EBITDA/total fixed charges) Unconsolidated JV real estate related depreciation & amortization 13,623 Severance accrual and equity acceleration and legal expenses 665 GAAP interest expense plus capitalized interest 95,544 Transaction and integration expenses 4,210 Other non-core adjustments, net (13,476) Scheduled debt principal payments 159 Noncontrolling interests 1,156 Preferred dividends 16,670 Preferred stock dividends, including undeclared dividends 16,670 Issuance costs associated with redeemed preferred stock 11,760 Total fixed charges 112,373 Adjusted EBITDA $ 476,820 Fixed charge ratio 4.2x LQA Adjusted EBITDA (Adjusted EBITDA x 4) $ 1,907,280 QE 06/30/19 Fixed Charged Ratio (LQA Adjusted EBITDA/total fixed charges) - As Adjusted Total fixed charges 112,373 Less: Lower Global Credit Facility Interest from Mapletree and Forward Equity (6,998) Total fixed charges (As Adjusted for Mapletree and Forward Equity) 105,375 Fixed charge ratio (As Adjusted) 4.2x DIGITAL REALTY | 39

Reconciliation of Non-GAAP Items To Their Closest GAAP Equivalent Net Debt/LQA Adjusted EBITDA Net Debt/LQA Adjusted EBITDA - As Adjusted QE 09/30/19 QE 09/30/19 in 000’s Total debt at balance sheet carrying value $ 10,924,035 Net Debt as of September 30, 2019 $ 11,676,368 Add: DLR share of unconsolidated joint venture debt 590,846 Add: Capital lease obligations 168,677 Less: Gross Proceeds from Forward Equity $ (1,104,575) Less: Unrestricted cash (7,190) Less: Gross Proceeds from Mapletree Transactions $ (1,400,000) Net Debt as of September 30, 2019 $ 11,676,368 Net Debt as of September 30, 2019 (As Adjusted) $ 9,171,793 (i) Net Debt / LQA Adjusted EBITDA 6.1x Net Debt / LQA Adjusted EBITDA(ii) (As Adjusted) 5.0x (i) Adjusted EBITDA (ii) Adjusted EBITDA Adjusted EBITDA as of June 30, 2019 $ 481,674 Net income available to common stockholders $ 49,827 Less: EBITDA of 10 Properties to be sold to Mapletree as of 12/31/18 $ (9,250) Interest expense 84,574 Less: Less 80% of EBITDA of 3 Properties to be placed in JV with Mapletree $ (12,200) Loss from early extinguishment of debt 5,366 Adjusted EBITDA (As Adjusted for Mapletree) $ 460,224 DLR share of unconsolidated joint venture interest expense 8,330 Taxes 4,826 LQA Adjusted EBITDA (Adjusted EBITDA x 4) $1 ,840,896 Depreciation and amortization 286,718 EBITDA 439,641 QE 09/30/19 Fixed Charged Ratio (LQA Adjusted EBITDA/total fixed charges) GAAP interest expense plus capitalized interest 94,510 Unconsolidated JV real estate related depreciation & amortization 13,612 Severance accrual and equity acceleration and legal expenses 123 Scheduled debt principal payments 163 Transaction and integration expenses 4,115 Preferred dividends 16,670 Other non-core adjustments, net 6,436 Noncontrolling interests 1,077 Total fixed charges 111,343 Preferred stock dividends, including undeclared dividends 16,670 Adjusted EBITDA $ 481,674 Fixed charge ratio 4.3x LQA Adjusted EBITDA (Adjusted EBITDA x 4) $1 ,926,696 QE 09/30/19 Fixed Charged Ratio (LQA Adjusted EBITDA/total fixed charges) - As Adjusted Total fixed charges 111,343 Less: Lower Global Credit Facility Interest from Mapletree and Forward Equity (9,447) Total fixed charges (As Adjusted for Mapletree and Forward Equity) 101,896 Fixed charge ratio 4.4x DIGITAL REALTY | 40Reconciliation of Non-GAAP Items To Their Closest GAAP Equivalent Net Debt/LQA Adjusted EBITDA Net Debt/LQA Adjusted EBITDA - As Adjusted QE 09/30/19 QE 09/30/19 in 000’s Total debt at balance sheet carrying value $ 10,924,035 Net Debt as of September 30, 2019 $ 11,676,368 Add: DLR share of unconsolidated joint venture debt 590,846 Add: Capital lease obligations 168,677 Less: Gross Proceeds from Forward Equity $ (1,104,575) Less: Unrestricted cash (7,190) Less: Gross Proceeds from Mapletree Transactions $ (1,400,000) Net Debt as of September 30, 2019 $ 11,676,368 Net Debt as of September 30, 2019 (As Adjusted) $ 9,171,793 (i) Net Debt / LQA Adjusted EBITDA 6.1x Net Debt / LQA Adjusted EBITDA(ii) (As Adjusted) 5.0x (i) Adjusted EBITDA (ii) Adjusted EBITDA Adjusted EBITDA as of June 30, 2019 $ 481,674 Net income available to common stockholders $ 49,827 Less: EBITDA of 10 Properties to be sold to Mapletree as of 12/31/18 $ (9,250) Interest expense 84,574 Less: Less 80% of EBITDA of 3 Properties to be placed in JV with Mapletree $ (12,200) Loss from early extinguishment of debt 5,366 Adjusted EBITDA (As Adjusted for Mapletree) $ 460,224 DLR share of unconsolidated joint venture interest expense 8,330 Taxes 4,826 LQA Adjusted EBITDA (Adjusted EBITDA x 4) $1 ,840,896 Depreciation and amortization 286,718 EBITDA 439,641 QE 09/30/19 Fixed Charged Ratio (LQA Adjusted EBITDA/total fixed charges) GAAP interest expense plus capitalized interest 94,510 Unconsolidated JV real estate related depreciation & amortization 13,612 Severance accrual and equity acceleration and legal expenses 123 Scheduled debt principal payments 163 Transaction and integration expenses 4,115 Preferred dividends 16,670 Other non-core adjustments, net 6,436 Noncontrolling interests 1,077 Total fixed charges 111,343 Preferred stock dividends, including undeclared dividends 16,670 Adjusted EBITDA $ 481,674 Fixed charge ratio 4.3x LQA Adjusted EBITDA (Adjusted EBITDA x 4) $1 ,926,696 QE 09/30/19 Fixed Charged Ratio (LQA Adjusted EBITDA/total fixed charges) - As Adjusted Total fixed charges 111,343 Less: Lower Global Credit Facility Interest from Mapletree and Forward Equity (9,447) Total fixed charges (As Adjusted for Mapletree and Forward Equity) 101,896 Fixed charge ratio 4.4x DIGITAL REALTY | 40

Reconciliation of Non-GAAP Items To Their Closest GAAP Equivalent Interxion Net Debt / LQA Adjusted EBITDA in 000’s 9/30/2019 Total debt $ 1 ,413,310 Add: Capital lease obligations 56,266 Less: Unrestricted cash (229,912) Net Debt as of September 30, 2019 $ 1 ,239,663 (i) Net Debt / LQA Adjusted EBITDA 4.0x (i) LQA Adjusted EBITDA Net income $ 23,961 Income tax expense 7,256 Net finance expense 3,610 Share of results of equity equity-accounted investees, net of tax 126 Depreciation and amortization 50,597 EBITDA 85,550 M&A transaction costs 876 Cash Rent Expense (IFRS 16 Impact) (9,481) Adjusted EBITDA $ 76,945 LQA Adjusted EBITDA $ 307,778 DIGITAL REALTY | 41Reconciliation of Non-GAAP Items To Their Closest GAAP Equivalent Interxion Net Debt / LQA Adjusted EBITDA in 000’s 9/30/2019 Total debt $ 1 ,413,310 Add: Capital lease obligations 56,266 Less: Unrestricted cash (229,912) Net Debt as of September 30, 2019 $ 1 ,239,663 (i) Net Debt / LQA Adjusted EBITDA 4.0x (i) LQA Adjusted EBITDA Net income $ 23,961 Income tax expense 7,256 Net finance expense 3,610 Share of results of equity equity-accounted investees, net of tax 126 Depreciation and amortization 50,597 EBITDA 85,550 M&A transaction costs 876 Cash Rent Expense (IFRS 16 Impact) (9,481) Adjusted EBITDA $ 76,945 LQA Adjusted EBITDA $ 307,778 DIGITAL REALTY | 41

Reconciliation of Non-GAAP Items To Their Closest GAAP Equivalent Pro Forma Net Debt / Pro Forma Annualized Adjusted EBITDA Pro Forma Net Debt/ Pro Forma Annualized Adjusted EBITDA - As Adjusted PF 09/30/19 PF 09/30/19 in 000’s Total debt at balance sheet carrying value $ 10,924,035 Net Debt as of September 30, 2019 $ 12,916,031 Add: DLR share of unconsolidated joint venture debt 590,846 Add: Capital lease obligations 168,677 Less: Gross Proceeds from Forward Equity $ (1,104,575) Less: Unrestricted cash (7,190) Less: Gross Proceeds from Mapletree Transactions $ (1,400,000) Add: Interxion Net Debt 1,239,663 Net Debt as of September 30, 2019 (As Adjusted) $ 10,411,456 Net Debt as of September 30, 2019 $ 12,916,031 Pro Forma Net Debt / Pro Forma Annualized Adjusted EBITDA(ii) - As Adjusted 4.9x (i) Pro Forma Net Debt / Pro Forma Annualized Adjusted EBITDA 5.8x (ii) Pro Forma Annualized Adjusted EBITDA - As Adjusted (i) Pro Forma Annualized Adjusted EBITDA Pro Forma Pro Forma Annualized Adjusted EBITDA as of September 30, 2019 $2 ,231,915 Sept '19 YTD Net income available to common stockholders $ 180,696 Less: EBITDA of 10 Properties to be sold to Mapletree $ (37,000) Less: Less 80% of EBITDA of 3 Properties to be placed in JV with Mapletree $ (48,800) Interest expense 309,459 Pro Forma Annualized Adjusted EBITDA (As Adjusted for Mapletree) $2 ,146,115 Loss from early extinguishment of debt 39,157 DLR share of unconsolidated joint venture interest expense 18,551 Pro Forma Annualized Adjusted EBITDA - As Adjusted $2 ,146,115 Taxes 18,461 Depreciation and amortization 1,072,766 PF 09/30/19 EBITDA (Nine Months) 1,639,090 Fixed Charged Ratio (LQA Adjusted EBITDA/total fixed charges) Annualized GAAP interest expense plus capitalized interest 453,047 Unconsolidated JV real estate related depreciation & amortization 31,086 Scheduled debt principal payments 633 Severance accrual and equity acceleration and legal expenses 4,537 Transaction and integration expenses 9,754 Preferred dividends 72,377 Gain on sale / deconsolidation (67,497) Total fixed charges 526,057 Other non-core adjustments, net (9,086) Impairment of investments in real estate 5,351 Fixed charge ratio 4.2x Noncontrolling interests 6,418 Preferred stock dividends, including undeclared dividends 54,283 Adjusted EBITDA (Nine Months) $1 ,673,936 PF 09/30/19 Fixed Charged Ratio (LQA Adjusted EBITDA/total fixed charges) - As Adjusted Annualized Pro Forma Annualized Adjusted EBITDA $2 ,231,915 Total fixed charges 526,057 Less: Lower Global Credit Facility Interest from Mapletree and Forward Equity (37,788) Total fixed charges (As Adjusted for Mapletree and Forward Equity) 488,269 Fixed charge ratio 4.3x DIGITAL REALTY | 42Reconciliation of Non-GAAP Items To Their Closest GAAP Equivalent Pro Forma Net Debt / Pro Forma Annualized Adjusted EBITDA Pro Forma Net Debt/ Pro Forma Annualized Adjusted EBITDA - As Adjusted PF 09/30/19 PF 09/30/19 in 000’s Total debt at balance sheet carrying value $ 10,924,035 Net Debt as of September 30, 2019 $ 12,916,031 Add: DLR share of unconsolidated joint venture debt 590,846 Add: Capital lease obligations 168,677 Less: Gross Proceeds from Forward Equity $ (1,104,575) Less: Unrestricted cash (7,190) Less: Gross Proceeds from Mapletree Transactions $ (1,400,000) Add: Interxion Net Debt 1,239,663 Net Debt as of September 30, 2019 (As Adjusted) $ 10,411,456 Net Debt as of September 30, 2019 $ 12,916,031 Pro Forma Net Debt / Pro Forma Annualized Adjusted EBITDA(ii) - As Adjusted 4.9x (i) Pro Forma Net Debt / Pro Forma Annualized Adjusted EBITDA 5.8x (ii) Pro Forma Annualized Adjusted EBITDA - As Adjusted (i) Pro Forma Annualized Adjusted EBITDA Pro Forma Pro Forma Annualized Adjusted EBITDA as of September 30, 2019 $2 ,231,915 Sept '19 YTD Net income available to common stockholders $ 180,696 Less: EBITDA of 10 Properties to be sold to Mapletree $ (37,000) Less: Less 80% of EBITDA of 3 Properties to be placed in JV with Mapletree $ (48,800) Interest expense 309,459 Pro Forma Annualized Adjusted EBITDA (As Adjusted for Mapletree) $2 ,146,115 Loss from early extinguishment of debt 39,157 DLR share of unconsolidated joint venture interest expense 18,551 Pro Forma Annualized Adjusted EBITDA - As Adjusted $2 ,146,115 Taxes 18,461 Depreciation and amortization 1,072,766 PF 09/30/19 EBITDA (Nine Months) 1,639,090 Fixed Charged Ratio (LQA Adjusted EBITDA/total fixed charges) Annualized GAAP interest expense plus capitalized interest 453,047 Unconsolidated JV real estate related depreciation & amortization 31,086 Scheduled debt principal payments 633 Severance accrual and equity acceleration and legal expenses 4,537 Transaction and integration expenses 9,754 Preferred dividends 72,377 Gain on sale / deconsolidation (67,497) Total fixed charges 526,057 Other non-core adjustments, net (9,086) Impairment of investments in real estate 5,351 Fixed charge ratio 4.2x Noncontrolling interests 6,418 Preferred stock dividends, including undeclared dividends 54,283 Adjusted EBITDA (Nine Months) $1 ,673,936 PF 09/30/19 Fixed Charged Ratio (LQA Adjusted EBITDA/total fixed charges) - As Adjusted Annualized Pro Forma Annualized Adjusted EBITDA $2 ,231,915 Total fixed charges 526,057 Less: Lower Global Credit Facility Interest from Mapletree and Forward Equity (37,788) Total fixed charges (As Adjusted for Mapletree and Forward Equity) 488,269 Fixed charge ratio 4.3x DIGITAL REALTY | 42

Reconciliation of Non-GAAP Items To Their Closest GAAP Equivalent Reconciliation of EBITDA Pro Forma Quarterly Period Ending in 000's Sept '19 YTD 3Q19 2Q19 1Q19 4Q18 3Q18 2Q18 1Q18 4Q17 Net income (loss) available to common stockholders $ 180,696 $ 49,827 $ 31,738 $ 95,869 $ 31,230 $ 67,268 $ 65,134 $ 86,298 $ 53,306 Interest 3 09,459 84,574 86,051 101,552 84,883 80,851 78,810 76,985 73,989 Loss from early extinguishment of debt 39,157 5,366 20,905 12,886 1,568 - - - - Taxes 18,461 4,826 4 ,634 4,266 (5,843) 2,432 2 ,121 3 ,374 545 Depreciation and amortization 1,072,766 286,718 290,562 311,486 299,362 293,957 298,788 294,789 287,973 EBITDA $ 1,620,539 $ 431,311 $ 433,890 $ 526,059 $ 411,200 $ 444,508 $ 444,853 $ 461,446 $ 415,813 Reconciliation of Adjusted EBITDA Pro Forma Quarterly Period Ending Sept '19 YTD 3Q19 2Q19 1Q19 4Q18 3Q18 2Q18 1Q18 4Q17 EBITDA $ 1,620,539 $ 431,311 $ 433,890 $ 526,059 $ 411,200 $ 444,508 $ 444,853 $ 461,446 $ 415,813 Unconsolidated JV real estate related depreciation & amortization 31,086 13,612 13,623 3,851 3,615 3,775 3,722 3,476 3,323 Severance accrual and equity acceleration 4,537 123 665 1,483 602 645 1,822 234 1,209 Impairment of investments in real estate 5,351 - - 5,351 - - - - - Transaction and integration expenses 9,754 4,115 4,210 2,494 25,917 9,626 5,606 4,178 15,681 (Gain) loss on sale of properties (67,497) - - (67,497) (7) (26,577) (14,192) (39,273) (30,746) Other non-core expense adjustments (20,846) 6,436 (13,476) (13,806) 1,471 2,269 (2,984) 431 2 Noncontrolling interests 6,418 1,077 1,156 4,185 1,038 2,667 2,696 3,468 6,023 Preferred stock dividends 54,283 16,670 16,670 20,943 20,329 20,329 20,329 20,329 20,329 Costs on redemption of preferred stock 11,760 - 11,760 - - - - - - Adjusted EBITDA $ 1,655,385 $ 473,344 $ 468,498 $ 483,063 $ 464,165 $ 457,242 $ 461,852 $ 454,289 $ 431,634 DIGITAL REALTY | 43Reconciliation of Non-GAAP Items To Their Closest GAAP Equivalent Reconciliation of EBITDA Pro Forma Quarterly Period Ending in 000's Sept '19 YTD 3Q19 2Q19 1Q19 4Q18 3Q18 2Q18 1Q18 4Q17 Net income (loss) available to common stockholders $ 180,696 $ 49,827 $ 31,738 $ 95,869 $ 31,230 $ 67,268 $ 65,134 $ 86,298 $ 53,306 Interest 3 09,459 84,574 86,051 101,552 84,883 80,851 78,810 76,985 73,989 Loss from early extinguishment of debt 39,157 5,366 20,905 12,886 1,568 - - - - Taxes 18,461 4,826 4 ,634 4,266 (5,843) 2,432 2 ,121 3 ,374 545 Depreciation and amortization 1,072,766 286,718 290,562 311,486 299,362 293,957 298,788 294,789 287,973 EBITDA $ 1,620,539 $ 431,311 $ 433,890 $ 526,059 $ 411,200 $ 444,508 $ 444,853 $ 461,446 $ 415,813 Reconciliation of Adjusted EBITDA Pro Forma Quarterly Period Ending Sept '19 YTD 3Q19 2Q19 1Q19 4Q18 3Q18 2Q18 1Q18 4Q17 EBITDA $ 1,620,539 $ 431,311 $ 433,890 $ 526,059 $ 411,200 $ 444,508 $ 444,853 $ 461,446 $ 415,813 Unconsolidated JV real estate related depreciation & amortization 31,086 13,612 13,623 3,851 3,615 3,775 3,722 3,476 3,323 Severance accrual and equity acceleration 4,537 123 665 1,483 602 645 1,822 234 1,209 Impairment of investments in real estate 5,351 - - 5,351 - - - - - Transaction and integration expenses 9,754 4,115 4,210 2,494 25,917 9,626 5,606 4,178 15,681 (Gain) loss on sale of properties (67,497) - - (67,497) (7) (26,577) (14,192) (39,273) (30,746) Other non-core expense adjustments (20,846) 6,436 (13,476) (13,806) 1,471 2,269 (2,984) 431 2 Noncontrolling interests 6,418 1,077 1,156 4,185 1,038 2,667 2,696 3,468 6,023 Preferred stock dividends 54,283 16,670 16,670 20,943 20,329 20,329 20,329 20,329 20,329 Costs on redemption of preferred stock 11,760 - 11,760 - - - - - - Adjusted EBITDA $ 1,655,385 $ 473,344 $ 468,498 $ 483,063 $ 464,165 $ 457,242 $ 461,852 $ 454,289 $ 431,634 DIGITAL REALTY | 43